UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07751

Nuveen Multistate Trust IV

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

Item 1. Reports to Stockholders.

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Kansas Municipal Bond Fund	FKSTX	FBKSX	FCKSX	FRKSX
Nuveen Kentucky Municipal Bond Fund	FKYTX	FKYBX	FKYCX	FKYRX
Nuveen Michigan Municipal Bond Fund	FMITX	FMIBX	FLMCX	NMMIX
Nuveen Missouri Municipal Bond Fund	FMOTX	FMMBX	FMOCX	FMMRX
Nuveen Ohio Municipal Bond Fund	FOHTX	FOHBX	FOHCX	NXOHX
Nuveen Wisconsin Municipal Bond Fund	FWIAX	FWIBX	FWICX	FWIRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Daniel Close, CFA, Steven Hlavin and Chris Drahn, CFA, examine the key investment strategies for these Funds. Dan, who has 13 years of investment experience, has managed the Kentucky, Michigan and Ohio Funds since 2007. Steve, with nine years of investment experience, has managed the Kansas and Wisconsin Funds since January 2011. Chris, who has 32 years of investment experience, has managed the Missouri Fund since January 2011.

How did the Funds perform during the six-month period ending November 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2011. Each Fund’s total returns are compared with the performance of a corresponding market index and appropriate Lipper classification average.

During the six-month period, the Class A Shares at net asset value (NAV) of the Kansas, Missouri and Wisconsin Funds beat the Standard & Poor’s (S&P) National Municipal Bond Index, and their respective state S&P indexes, by varying degrees. The Class A Shares at NAV of the Kentucky and Michigan Funds both performed in line with the national S&P Index but lagged their corresponding state S&P Indexes, while the Ohio Fund modestly lagged both of these performance measures. All six Funds surpassed their respective Lipper classification group averages.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as in the past. Nuveen municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

During this reporting period, municipal bond prices generally rallied as yields declined across the municipal curve. Part of the reason for this was the continued depressed levels of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010. Kansas and Louisiana experienced declines of 5% and 42%, while supply in Missouri, Ohio and Wisconsin dropped 10%, 35% and 21%. Michigan bucked the national trend with a 25% increase.

Nuveen Investments	5

Nuveen Kentucky, Michigan and Ohio Municipal Bond Funds

Favorable yield curve positioning helped performance for the Nuveen Kentucky Municipal Bond Fund. Specifically, the Fund had less exposure than the S&P National Municipal Bond Index to shorter-dated bonds. This proved helpful, given that these securities significantly lagged longer-duration issues during the six-month period.

Credit positioning was another positive factor. As investors became less risk averse and bond yields remained historically low, securities with weaker credit ratings and higher yields were in strong demand. In this environment, lower-investment-grade bonds generally outperformed comparable higher-rated credits. This was a helpful backdrop for the Fund, which had a relative overweighting in BBB rated debt. Also, the portfolio had less exposure to AAA rated bonds, which did not fare as well during the six month period.

Meanwhile, sector positioning had a mixed overall effect on performance. Despite a helpful overweighting in the strong-performing health care sector, the Fund was hampered by its allocation to pre-refunded bonds. These latter issues generated positive absolute returns, but, given their very-high credit quality and extremely short maturities, significantly lagged other areas of the market.

The Kentucky portfolio was subject to significant bond call activity during the six-month period. This included the Fund’s holdings in Louisville Metropolitan Sewer District bonds, previously one of our largest individual positions. Given the large proceeds generated by these calls, we had a limited need to sell bonds to finance purchases and focused instead on finding suitable places to reinvest the funds we received. One productive area of reinvestment was the health care sector, to which we added two lower-rated health care deals that, in our view, were reasonably priced. We also bought a Guam dedicated-tax bond issue that, in our view, provided a good risk/reward tradeoff. We added a second tender-option bond trust, an inverse floater, to the portfolio. We established this position, which was secured by electric utility bonds, to keep the Fund’s duration sufficiently long to achieve our portfolio management objectives.

As with the Kentucky Fund, helpful interest-rate positioning boosted the Nuveen Michigan Municipal Bond Fund’s performance relative to the S&P National Municipal Bond Index. The Fund benefited the most from an underweighting in the market’s shortest-duration bonds. Meanwhile, from a credit-rating standpoint, more-limited exposure to AAA rated bonds added to results, as these higher-quality issues lagged lower-rated credits. Sector positioning was another helpful factor. The Fund’s exposure to local general obligation and health care debt helped overcome the unfavorable impact supplied by the transportation sector.

Given a healthy amount of call activity in the Michigan portfolio, we had a limited need to sell many positions to finance our portfolio management activity. Instead, we focused on finding attractively valued bonds diversified across a range of sectors and regions of the state. Recent additions to the Fund included three higher-rated health care bond deals, water/sewer bond issues, public power bonds, a state general obligation bond issue, an airport bond deal and a Guam dedicated-tax bond issue.

The Nuveen Ohio Municipal Bond Fund also benefited from favorable interest-rate positioning, though to a lesser extent than the Kentucky and Michigan Funds did.

6	Nuveen Investments

Compared with the S&P National Municipal Bond Index, the portfolio benefited from its more-limited exposure to very-short-dated bonds. From a credit standpoint, the Fund gained from its relative overweighting in lower-investment-grade debt. An underweighting in the highest-quality municipal bonds also was helpful.

In sector terms, the Fund received a positive contribution from water/sewer bonds, although our allocation to tobacco-securitization credits partially counterbalanced that favorable impact. Another modest source of underperformance came from the portfolio’s very-high-quality, shorter-duration bonds, as these lagged other parts of the market during the six-month period.

The Ohio portfolio also experienced a meaningful level of bond calls. We periodically sold some pre-refunded bonds from the portfolio to help finance recent purchases, but the significant majority of our buying activity was financed through call proceeds. We bought bonds in a variety of sectors, trying to keep the Fund well diversified, and, when possible, adding longer-dated securities with mid- and lower-investment-grade credit ratings. Recent purchases included two higher-education bond deals, a general obligation bond issue, a lower-rated airport bond issue and a water/sewer bond deal. We also established a leveraged tender-option bond trust, an inverse floater secured by a AA rated hospital bond issue. This purchase enabled us take advantage of a very steep yield curve and add to the portfolio’s income.

Although sale activity was modest, we did swap some of the portfolio’s tobacco bond positions for other securities of the same issuer. Specifically, we sold bonds with intermediate maturity dates and used the proceeds to buy both shorter- and longer-dated credits, both of which we believed had superior performance prospects.

Nuveen Kansas and Wisconsin Municipal Bond Funds

The Nuveen Kansas Municipal Bond Fund enjoyed strong performance relative to the S&P National Municipal Bond Index during the six-month period. Favorable interest-rate positioning was the primary factor behind the Fund’s results. The portfolio benefited from its relatively long duration, meaning its price sensitivity to changes in interest rates. More specifically, the Fund was underweighted in shorter-maturity bonds and overweighted in longer-dated bonds. As interest rates declined during the period, both factors proved helpful. Also, a leveraged tender option bond trust, also known as an “inverse floater,” contributed to results by further lengthening the Fund’s duration and adding to the portfolio’s income stream.

We were active in making new purchases for the Kansas Fund during the period. With a healthy amount of new investment dollars coming into the portfolio, especially during the latter half of the reporting period, we were regularly searching for suitable places to invest the proceeds. When available, we favored securities with maturity dates of 20 years and longer, relying on the help of Nuveen’s capable research team to identify bonds trading at what we thought were attractive prices. We found opportunities meeting these criteria in the health care sector. We also bought several U.S. territorial bond issues, including a securitized Puerto Rico tobacco-settlement deal, Guam water/sewer bonds and Guam business privatization-tax bonds. Because bonds issued by U.S. territories are normally

Nuveen Investments	7

fully tax-exempt for residents of all 50 states, they can be a good place to invest at times when compelling in-state opportunities are unavailable.

We also participated in the secondary municipal bond market by purchasing several lower-rated bonds. These included c-rated General Motors-backed debt offering a 6.0% coupon and a 2025 maturity date. These bonds, which we believed were attractively priced relative to their risk, have benefited from General Motors’s continued financial improvement.

Given the frequent need to add bonds to the portfolio, we did not sell many positions during the period. When we did sell, we mostly did so opportunistically to improve the Fund’s structure. One example of this theme was a purchase of Stormont-Vail HealthCare bonds. We exchanged these securities for older bonds of the same issuer that had lower coupon income and a shorter maturity date. This transaction enabled us to improve the Fund’s income stream and keep duration at our desired level while maintaining a relatively consistent level of risk. Otherwise, our limited sales activity focused on bonds with lower coupon rates or shorter call dates, or that occupied less-attractive parts of the yield curve.

As with the Kansas Fund, duration and yield curve positioning helped lift the Nuveen Wisconsin Municipal Bond Fund’s relative performance. We had an underweighting in shorter-maturity debt and an overweighting in longer-maturity issues. Both stances helped performance as the yield curve flattened and longer-term interest rates fell more than short rates did. Also, the Fund benefited through the use of a tender option bond trust established prior to the start of the reporting period. This long-duration portfolio holding benefited from the declining-interest rate environment.

The Fund’s credit rating allocation also was helpful, although to a lesser extent than duration. Compared with the S&P National Municipal Bond Index, the Fund had additional exposure to bonds with credit ratings of BBB and lower — most notably, several Wisconsin hospital bonds and U.S. territorial debt. Lower-rated securities outperformed higher-grade issues during the six months, a period in which municipal bond investors generally became more comfortable with credit risk.

One slight detractor to relative performance was an overweighting in dedicated-tax and appropriation bonds. Because of the unique characteristics of the Wisconsin municipal bond market, the Fund naturally maintained higher-than-normal exposure to these categories, which, unfortunately, did not keep pace with the rest of the national market.

The Wisconsin Fund experienced a substantial level of new investment inflows. Accordingly, the vast majority of our management activity involved new purchases to keep the portfolio fully invested in securities we believed could provide good long-term value for shareholders. Several large portfolio additions over the period included newly issued Wisconsin bonds — an A1 rated tax-increment-financing district bond for Glendale, Wisconsin, that we purchased in July, and an A1+ rated health care bond issue of Gundersen Lutheran Health System, bought in September.

Another ongoing management theme was to invest in bonds issued by U.S. territories, which normally are fully tax-exempt for Wisconsin residents. During the six-month period,

8	Nuveen Investments

we purchased a variety of Puerto Rico bond issues, including sales tax bonds, a tobacco-securitization bond issue and Puerto Rico Electric Power Authority bonds.

Nuveen Missouri Municipal Bond Fund

Favorable credit-quality positioning boosted the Nuveen Missouri Municipal Bond Fund’s performance relative to the national S&P Index. The Fund was overweighted in BBB-rated bonds as well as underweighted in AAA-rated issues. Both of these factors were helpful, given that lower-rated bonds enjoyed stronger results than their higher-rated counterparts as investors became more comfortable with the economic backdrop.

Sector allocation also added to the Missouri Fund’s results in relative terms. The main positive impact came from an overweighting in the strong-performing health care sector. Meanwhile, the Fund’s yield curve exposure had a minimal overall impact on relative performance. Being somewhat underweighted in shorter-duration bonds and overweighted in longer-intermediate bonds was helpful. However, that impact was tempered by a slight underweighting in long-duration issues, which benefited the most from falling interest rates.

When buying bonds for the portfolio during the six-month period, we emphasized longer-dated credits for what we believed was their better risk/reward tradeoff. New additions to the Fund were diversified across a variety of sectors and investment-grade credit ratings. One especially active area of purchase activity was the education sector. We added four higher-education bond issues, as we identified a variety of reasonably priced deals that we believed would provide good long-term value. We also bought some Puerto Rico sales-tax bonds. We believed these securities offered a good risk/reward tradeoff. Given their generally income-tax-exempt status for Missouri residents, they also helped to keep the Fund fully invested at a time when we were looking for suitable bonds to buy.

To finance these and other recent purchases, we used the proceeds of called bonds. We also sold some securities with very short maturities and call dates. Because these bonds had limited performance prospects and would likely have soon left the portfolio anyway, we believed our shareholders would be better served by selling these holdings at times when other compelling purchase opportunities were available.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states. The Funds’ potential use of inverse floaters issued in tender option bond (“TOB”) transactions creates effective leverage. Leverage involves greater volatility and increases the funds’ exposure to risk of loss from changes in municipal interest rates.

Nuveen Investments	9

Dividend Information

The Class B Shares of both the Nuveen Missouri Municipal Bond Fund and the Nuveen Ohio Municipal Bond Fund saw a dividend decrease in August 2011. In that same month, all share classes of the Nuveen Wisconsin Municipal Bond Fund experienced an increase in its monthly dividend. The Class I Shares of the Nuveen Michigan Municipal Bond Fund saw a dividend increase in November 2011. There were no other dividend changes to the share classes of the six Funds during the reporting period.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2011, all of the Funds had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Kansas Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.69%	7.01%	4.38%	4.72%
Class A Shares at maximum Offering Price	0.34%	2.56%	3.50%	4.27%
Standard & Poor’s (S&P) Kansas Municipal Bond Index**	4.30%	6.44%	4.64%	5.20%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.84%	5.54%	3.45%	4.14%

Class B Shares w/o CDSC	4.25%	6.17%	3.59%	4.09%
Class B Shares w/CDSC	-0.75%	2.17%	3.41%	4.09%
Class C Shares	4.43%	6.46%	3.80%	4.16%
Class I Shares	4.69%	7.13%	4.58%	4.94%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.44%	11.26%	4.89%	5.02%
Class A Shares at maximum Offering Price	1.93%	6.63%	4.00%	4.57%
Class B Shares w/o CDSC	6.11%	10.54%	4.10%	4.39%
Class B Shares w/CDSC	1.11%	6.54%	3.93%	4.39%
Class C Shares	6.18%	10.70%	4.31%	4.44%
Class I Shares	6.64%	11.57%	5.10%	5.23%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.83%
Class B Shares	1.58%
Class C Shares	1.38%
Class I Shares	0.63%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

12	Nuveen Investments

Nuveen Kentucky Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.32%	5.87%	3.93%	4.61%
Class A Shares at maximum Offering Price	-0.08%	1.44%	3.04%	4.16%
Standard & Poor’s (S&P) Kentucky Municipal Bond Index**	4.84%	6.73%	3.80%	4.65%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.84%	5.54%	3.45%	4.14%

Class B Shares w/o CDSC	3.84%	5.10%	3.16%	3.97%
Class B Shares w/CDSC	-1.16%	1.10%	2.98%	3.97%
Class C Shares	3.96%	5.33%	3.35%	4.03%
Class I Shares	4.33%	6.11%	4.14%	4.81%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.83%	9.86%	4.40%	4.89%
Class A Shares at maximum Offering Price	1.37%	5.27%	3.50%	4.44%
Class B Shares w/o CDSC	5.45%	8.97%	3.62%	4.26%
Class B Shares w/CDSC	0.45%	4.97%	3.45%	4.26%
Class C Shares	5.57%	9.20%	3.83%	4.31%
Class I Shares	5.94%	10.11%	4.61%	5.09%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.80%
Class B Shares	1.55%
Class C Shares	1.35%
Class I Shares	0.60%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	13

-

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Michigan Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.32%	6.50%	3.80%	4.51%
Class A Shares at maximum Offering Price	-0.10%	1.99%	2.92%	4.07%
Standard & Poor’s (S&P) Michigan Municipal Bond Index**	4.91%	6.85%	4.37%	5.04%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Michigan Municipal Debt Funds Classification Average**	4.28%	5.86%	2.47%	4.12%

Class B Shares w/o CDSC	3.83%	5.59%	3.00%	3.89%
Class B Shares w/CDSC	-1.17%	1.59%	2.83%	3.89%
Class C Shares	3.95%	5.83%	3.21%	3.94%
Class I Shares	4.31%	6.59%	3.98%	4.72%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.31%	10.18%	4.18%	4.80%
Class A Shares at maximum Offering Price	0.86%	5.51%	3.28%	4.35%
Class B Shares w/o CDSC	4.92%	9.34%	3.38%	4.17%
Class B Shares w/CDSC	-0.08%	5.34%	3.21%	4.17%
Class C Shares	5.04%	9.59%	3.61%	4.22%
Class I Shares	5.41%	10.38%	4.38%	5.00%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

14	Nuveen Investments

Nuveen Missouri Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.93%	7.19%	4.10%	4.70%
Class A Shares at maximum Offering Price	0.51%	2.69%	3.22%	4.25%
Standard & Poor’s (S&P) Missouri Municipal Bond Index**	4.47%	7.21%	4.53%	5.23%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.84%	5.54%	3.45%	4.14%

Class B Shares w/o CDSC	4.53%	6.39%	3.33%	4.07%
Class B Shares w/CDSC	-0.47%	2.39%	3.16%	4.07%
Class C Shares	4.65%	6.61%	3.53%	4.13%
Class I Shares	5.02%	7.38%	4.31%	4.92%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.04%	11.42%	4.60%	4.99%
Class A Shares at maximum Offering Price	1.60%	6.73%	3.70%	4.54%
Class B Shares w/o CDSC	5.64%	10.58%	3.82%	4.37%
Class B Shares w/CDSC	0.64%	6.58%	3.65%	4.37%
Class C Shares	5.76%	10.82%	4.02%	4.42%
Class I Shares	6.13%	11.61%	4.80%	5.21%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Ohio Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.24%	6.39%	4.05%	4.65%
Class A Shares at maximum Offering Price	-0.11%	1.95%	3.15%	4.21%
Standard & Poor’s (S&P) Ohio Municipal Bond Index**	4.43%	5.94%	3.76%	4.67%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Ohio Municipal Debt Funds Classification Average**	3.85%	5.26%	3.06%	4.01%

Class B Shares w/o CDSC	3.87%	5.53%	3.25%	4.03%
Class B Shares w/CDSC	-1.13%	1.53%	3.08%	4.03%
Class C Shares	3.98%	5.74%	3.48%	4.08%
Class I Shares	4.36%	6.54%	4.25%	4.87%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.20%	10.27%	4.50%	4.93%
Class A Shares at maximum Offering Price	0.82%	5.66%	3.60%	4.49%
Class B Shares w/o CDSC	4.73%	9.39%	3.71%	4.31%
Class B Shares w/CDSC	-0.27%	5.39%	3.54%	4.31%
Class C Shares	4.94%	9.71%	3.93%	4.36%
Class I Shares	5.32%	10.54%	4.72%	5.15%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Nuveen Wisconsin Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios Section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.97%	7.00%	4.19%	4.58%
Class A Shares at maximum Offering Price	0.57%	2.51%	3.30%	4.13%
Standard & Poor’s (S&P) Wisconsin Municipal Bond Index**	3.71%	5.79%	4.90%	5.63%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Other States Municipal Debt Funds Classification Average**	3.85%	5.54%	3.45%	4.14%

Class B Shares w/o CDSC	4.57%	6.28%	3.42%	3.96%
Class B Shares w/CDSC	-0.43%	2.28%	3.24%	3.96%
Class C Shares	4.70%	6.43%	3.61%	4.02%
Class I Shares	5.07%	7.20%	4.43%	4.78%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.24%	11.63%	4.70%	4.90%
Class A Shares at maximum Offering Price	1.81%	6.94%	3.81%	4.45%
Class B Shares w/o CDSC	5.74%	10.77%	3.92%	4.27%
Class B Shares w/CDSC	0.74%	6.77%	3.75%	4.27%
Class C Shares	5.86%	11.04%	4.12%	4.33%
Class I Shares	6.34%	11.82%	4.94%	5.11%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.87%
Class B Shares	1.62%
Class C Shares	1.42%
Class I Shares	0.67%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	17

Yields (Unaudited) as of November 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Kansas Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	3.83%	3.51%	5.21%
Class B Shares	3.30%	2.90%	4.30%
Class C Shares	3.50%	3.11%	4.61%
Class I Shares	4.21%	3.88%	5.76%

Nuveen Kentucky Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	4.00%	3.14%	4.64%
Class B Shares	3.46%	2.53%	3.74%
Class C Shares	3.68%	2.74%	4.05%
Class I Shares	4.40%	3.48%	5.14%

Nuveen Michigan Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.80%	3.08%	4.47%
Class B Shares	3.23%	2.45%	3.56%
Class C Shares	3.45%	2.67%	3.88%
Class I Shares	4.19%	3.42%	4.96%

Nuveen Missouri Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	4.08%	3.56%	5.26%
Class B Shares	3.49%	2.96%	4.37%
Class C Shares	3.72%	3.18%	4.70%
Class I Shares	4.42%	3.93%	5.81%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.6%.

2	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

3	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.1%.

4	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.3%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

18	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[6]
Class A Shares[5]	3.99%	3.23%	4.74%
Class B Shares	3.43%	2.62%	3.85%
Class C Shares	3.64%	2.82%	4.14%
Class I Shares	4.39%	3.57%	5.24%

Nuveen Wisconsin Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[7]
Class A Shares[5]	3.64%	3.42%	5.10%
Class B Shares	3.05%	2.82%	4.20%
Class C Shares	3.28%	3.03%	4.52%
Class I Shares	4.01%	3.77%	5.62%

6	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.9%.

7	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.9%.

Nuveen Investments	19

Holding Summaries (Unaudited) as of November 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Kansas Municipal Bond Fund

Bond Credit Quality1

Nuveen Kentucky Municipal Bond Fund

Bond Credit Quality1

Nuveen Michigan Municipal Bond Fund

Bond Credit Quality1

Nuveen Missouri Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	26.7%
Tax Obligation/Limited	20.9%
Utilities	10.6%
Tax Obligation/General	10.2%
Water and Sewer	9.4%
Housing/Single Family	5.8%
Long-Term Care	5.3%
Other	11.1%

Portfolio Composition[1]
Tax Obligation/Limited	27.1%
Utilities	18.5%
Health Care	17.3%
Water and Sewer	12.7%
U.S. Guaranteed	6.2%
Education and Civic Organizations	6.1%
Transportation	5.1%
Other	7.0%

Portfolio Composition[1]
Tax Obligation/General	38.4%
Health Care	14.2%
Water and Sewer	13.4%
Tax Obligation/Limited	11.3%
U.S. Guaranteed	8.6%
Other	14.1%

Portfolio Composition[1]
Health Care	23.3%
Tax Obligation/Limited	21.4%
Tax Obligation/General	9.6%
Long-Term Care	7.8%
U.S. Guaranteed	6.9%
Education and Civic Organizations	6.7%
Transportation	6.1%
Utilities	6.0%
Consumer Staples	5.2%
Other	7.0%

1	As a percentage of total investments, as of November 30, 2011. Holdings are subject to change.

20	Nuveen Investments

Nuveen Ohio Municipal Bond Fund

Bond Credit Quality1

Nuveen Wisconsin Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	22.0%
Health Care	17.5%
Tax Obligation/Limited	16.1%
Education and Civic Organizations	8.4%
Water and Sewer	7.6%
Utilities	7.2%
U.S. Guaranteed	6.2%
Consumer Staples	5.4%
Other	9.6%

Portfolio Composition[1]
Tax Obligation/Limited	49.9%
Health Care	20.1%
Education and Civic Organizations	7.9%
Utilities	6.8%
Housing/Multifamily	4.6%
Other	10.7%

1	As a percentage of total investments, as of November 30, 2011. Holdings are subject to change.

Nuveen Investments	21

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Kansas

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,046.90	$1,042.50	$1,044.30	$1,046.90	$1,020.90	$1,017.15	$1,018.15	$1,021.90
Expenses Incurred During Period	$4.20	$8.02	$7.00	$3.17	$4.14	$7.92	$6.91	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Kentucky

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,043.20	$1,038.40	$1,039.60	$1,043.30	$1,021.00	$1,017.25	$1,018.25	$1,022.00
Expenses Incurred During Period	$4.09	$7.90	$6.88	$3.06	$4.04	$7.82	$6.81	$3.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Michigan

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,043.20	$1,038.30	$1,039.50	$1,043.10	$1,020.85	$1,017.10	$1,018.10	$1,021.85
Expenses Incurred During Period	$4.24	$8.05	$7.04	$3.22	$4.19	$7.97	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

22	Nuveen Investments

Missouri

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,049.30	$1,045.30	$1,046.50	$1,050.20	$1,020.95	$1,017.20	$1,018.20	$1,021.95
Expenses Incurred During Period	$4.15	$7.98	$6.96	$3.13	$4.09	$7.87	$6.86	$3.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Ohio

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,042.40	$1,038.70	$1,039.80	$1,043.60	$1,020.95	$1,017.20	$1,018.20	$1,021.95
Expenses Incurred During Period	$4.14	$7.95	$6.94	$3.12	$4.09	$7.87	$6.86	$3.08

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Wisconsin

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,049.70	$1,045.70	$1,047.00	$1,050.70	$1,020.75	$1,017.00	$1,018.00	$1,021.75
Expenses Incurred During Period	$4.36	$8.18	$7.16	$3.33	$4.29	$8.07	$7.06	$3.29

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 1.0%

$1,800	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	C	$1,801,224
	Consumer Staples – 0.7%

1,500	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	1,245,240
	Education and Civic Organizations – 3.5%

1,200	Kansas Development Finance Authority, Athletic Facilities Revenue Bonds, K-State Athletics Inc Project, Series 2011-A1, 5.000%, 7/01/28	7/16 at 100.00	A1	1,246,476

1,200	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Kansas State University Housing System, Series 2005A, 5.000%, 4/01/22 – NPFG Insured	4/15 at 100.00	Aa3	1,273,452

	Kansas Development Finance Authority, Revenue Bonds, Kansas Board of Regents Univeristy of Kansas Medical Center Research Institute, Series 2010N:
675	5.000%, 4/01/29	4/20 at 100.00	Aa1	726,631
1,390	5.000%, 4/01/30	4/20 at 100.00	Aa1	1,483,061

1,750	Topeka, Kansas, Economic Development Revenue Bonds, YMCA Project, Refunding Series 2011A, 6.500%, 9/01/32	9/21 at 100.00	N/R	1,736,980
6,215	Total Education and Civic Organizations			6,466,600
	Energy – 0.8%

1,175	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2	1,079,590

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Ba2	450,265
1,675	Total Energy			1,529,855
	Health Care – 26.9%

1,005	Coffeyville Public Building Commission, Kansas, Healthcare Facilities Revenue Bonds, Coffeyville Regional Medical Center, Series 2002, 5.000%, 8/01/18 – AMBAC Insured	8/12 at 100.00	N/R	1,019,271

1,465	Colby, Kansas, Health Facilities Revenue Refunding Bonds, Citizens Medical Center Inc., Series 1998, 5.625%, 8/15/16	2/12 at 100.00	N/R	1,465,234

8,650	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.750%, 11/15/38 (UB)	11/19 at 100.00	AA–	9,357,397

2,400	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009D, 5.000%, 11/15/29 (UB)	11/17 at 100.00	AA–	2,509,896

1,680	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 5.000%, 11/15/20	11/15 at 100.00	A2	1,776,835

2,900	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2010Q, 5.000%, 5/15/35	5/19 at 100.00	A2	2,893,968

5,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, KU Health System, Series 2011H, 5.125%, 3/01/39	3/20 at 100.00	A+	5,009,600

2,000	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2008F, 5.375%, 11/15/28	11/17 at 100.00	A2	2,085,760

3,715	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/29	11/19 at 100.00	A2	3,848,034

1,285	Kansas Development Finance Authority, Hospital Revenue Bonds, Susan B. Allen Memorial Hospital, Series 2002Q, 5.375%, 12/15/16 - RAAI Insured	12/12 at 100.00	BBB–	1,305,007

	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A:
2,475	5.000%, 1/01/23	1/20 at 100.00	AA	2,711,610
1,500	5.000%, 1/01/40	No Opt. Call	AA	1,520,355

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,850	Labette County Medical Center, Kansas, Revenue Bonds, Series 2007A, 5.750%, 9/01/37	9/17 at 100.00	N/R	$2,731,668

	Lawrence, Kansas, Hospital Revenue Bonds, Lawrence Memorial Hospital, Refunding Series 2006:
2,500	5.125%, 7/01/26	7/16 at 100.00	A2	2,551,025
500	5.125%, 7/01/36	7/16 at 100.00	A2	502,410

3,000	Neosho County, Kansas, Hospital Revenue Bonds, Neosho Memorial Regional Medical Center, Series 2006A, 5.150%, 9/01/31	9/14 at 100.00	N/R	2,703,720

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2010A, 5.000%, 9/01/30	9/19 at 100.00	A+	1,015,660

750	Salina, Kansas, Hospital Revenue Bonds, Salina Regional Medical Center, Series 2006, 4.625%, 10/01/31	4/16 at 100.00	A1	750,570

4,000	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	A+	4,108,880
48,675	Total Health Care			49,866,900
	Housing/Multifamily – 1.9%

	Wichita, Kansas, Multifamily Housing Revenue Refunding Bonds, Shores Apartments, Series 1994XI-A:
1,500	6.700%, 4/01/19 – RAAI Insured	4/12 at 100.00	N/R	1,500,030
2,000	6.800%, 4/01/24 – RAAI Insured	4/12 at 100.00	N/R	1,992,500
3,500	Total Housing/Multifamily			3,492,530
	Housing/Single Family – 5.8%

2,080	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002B-1, 5.950%, 12/01/33 (Alternative Minimum Tax)	12/12 at 105.00	Aaa	2,147,309

1,780	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2005A, 5.550%, 6/01/37 (Alternative Minimum Tax)	6/15 at 105.00	Aaa	1,840,253

75	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-1, 6.950%, 6/01/29 (Alternative Minimum Tax)	No Opt. Call	Aaa	76,892

2,135	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006A6, 5.550%, 6/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	2,241,750

1,755	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2006B1, 5.300%, 12/01/38 (Alternative Minimum Tax)	6/16 at 103.00	Aaa	1,820,813

2,525	Sedgwick and Shawnee Counties, Kansas, Mortgage Backed Securities Program Single Family Mortgage Revenue Bonds, Series 2007B4, 5.550%, 12/01/38 (Alternative Minimum Tax)	12/16 at 104.00	Aaa	2,630,444
10,350	Total Housing/Single Family			10,757,461
	Industrials – 1.5%

2,025	Wichita Airport Authority, Kansas, Special Facilities Revenue Bonds, Cessna Citation Service Center, Series 2002A, 6.250%, 6/15/32 (Alternative Minimum Tax)	6/12 at 101.00	BBB–	2,007,140

825	Wichita, Kansas, Industrial Revenue Bonds, NMF America Inc. Series 2000-II, 5.800%, 8/01/15 (Alternative Minimum Tax)	2/12 at 100.00	AA	827,442
2,850	Total Industrials			2,834,582
	Long-Term Care – 5.3%

3,125	Kansas Development Finance Authority, Revenue Bonds, Lifespace Communities, Inc., Refunding Series 2010S, 5.000%, 5/15/30	5/20 at 100.00	N/R	3,097,063

	Lenexa, Kansas, Health Care Facilities Revenue Bonds, Lakeview Village Inc, Refunding & Improvement Series 2007:
1,270	5.125%, 5/15/16	No Opt. Call	N/R	1,208,951
1,000	5.500%, 5/15/39	5/17 at 100.00	N/R	793,730

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,980	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	$1,629,085

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Aberdeen Village Inc, Refunding Series 2005A, 5.600%, 5/15/28	2/12 at 100.00	N/R	1,673,920

1,500	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,421,520
10,875	Total Long-Term Care			9,824,269
	Tax Obligation/General – 10.3%

2,500	Butler and Sedgwick Counties Unified School District 385, Andover, Kansas, General Obligation Refunding and Improvement Bonds, Series 2000, 6.000%, 9/01/16 – AGM Insured	No Opt. Call	AA–	3,010,075

2,000	Butler County Unified School District 402, Kansas, General Obligation Bonds, Series 2008A, 5.125%, 9/01/32 – AGC Insured	9/18 at 100.00	Aa3	2,105,860

65	Cowley County Unified School District 465, Winfield, Kansas, General Obligation Bonds, Series 2003, 5.250%, 10/01/23 – NPFG Insured	10/13 at 100.00	Baa1	68,782

1,500	Douglas County Unified School District 497, Kansas, General Obligation Bonds, Series 2006A, 5.000%, 9/01/25 – NPFG Insured	9/16 at 100.00	Aa2	1,621,185

3,000	Johnson and Miami Counties Unified School District 230, Kansas, General Obligation Bonds, Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	Aa3	3,365,880

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A:
1,000	5.500%, 7/01/20 – NPFG Insured	No Opt. Call	Baa1	1,087,600
330	5.375%, 7/01/28	2/12 at 100.00	Baa1	330,083

1,100	Puerto Rico, General Obligation Bonds, Public Improvement, Refunding Series 2011C, 6.500%, 7/01/40	7/21 at 100.00	Baa1	1,216,006

3,000	Sedgwick County Unified School District 262, Kansas, General Obligation Bonds, Series 2008, 5.000%, 9/01/23 – AGC Insured	9/18 at 100.00	AA–	3,340,500

500	Unified School District 470, Cowley County, Kansas, General Obligation Bonds, Series 2008A, 5.500%, 9/01/21 – AGM Insured	9/18 at 100.00	AA–	585,805

2,085	Wyandotte County Unified School District 203, Piper, Kansas, General Obligation Bonds, Series 2008B, 5.500%, 9/01/28	9/18 at 100.00	AA–	2,353,131
17,080	Total Tax Obligation/General			19,084,907
	Tax Obligation/Limited – 21.0%

1,000	Dodge City, Kansas, Sales Tax Revenue Bonds, Series 2009, 5.000%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	1,051,360

875	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	890,138

1,000	Guam Government, Limited Obligation Section 30 Revenue Bonds, Series 2009A, 5.750%, 12/01/34	12/19 at 100.00	BBB–	1,015,680

	Johnson County Public Building Commission, Kansas, Lease Purchase Revenue Bonds, Series 2011A:
1,820	4.000%, 9/01/25	9/20 at 100.00	AAA	1,929,164
2,020	4.000%, 9/01/26	9/20 at 100.00	AAA	2,118,031
1,625	4.000%, 9/01/27	9/20 at 100.00	AAA	1,687,595
1,220	4.125%, 9/01/28	9/20 at 100.00	AAA	1,270,923
1,270	4.250%, 9/01/29	9/20 at 100.00	AAA	1,330,960

3,000	Kansas Development Finance Authority, Board of Regents, Revenue Bonds, Scientific Research and Development Facilities Projects, Series 2003C, Reg S, 5.000%, 10/01/23 – AMBAC Insured	4/13 at 102.00	AA	3,188,610

1,665	Kansas Development Finance Authority, K-State Olathe Innovation Campus Inc., Johnson County Sales Tax Revenue Bonds, Series 2009L, 5.000%, 9/01/39	9/19 at 100.00	AA	1,742,722

500	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Parking Facility Project, Series 2002C, 5.000%, 10/01/21 – AGM Insured	10/12 at 100.00	AA	515,030

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,140	Kansas Development Finance Authority, Lease Revenue Bonds, Department of Administration, State Capitol Restoration Project, Series 2004G-1, 5.125%, 4/01/21 – NPFG Insured	4/14 at 100.00	AA		$1,221,556

3,900	Kansas Development Finance Authority, Revenue Bonds, Department of Administration, Comprehensive Transportation Program, Series 2006A, 5.000%, 11/01/23 – FGIC Insured	11/16 at 100.00	AA		4,314,336

460	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2001W, 5.000%, 10/01/17 – NPFG Insured	2/12 at 100.00	AA		461,523

1,155	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2004A, 5.000%, 4/01/22 – FGIC Insured	4/14 at 101.00	AA		1,251,754

5,000	Overland Park Development Corporation, Kansas, First Tier Revenue Bonds, Overland Park Convention Center, Series 2007A, 5.250%, 1/01/32 – AMBAC Insured	1/17 at 100.00	Baa3		4,357,800

	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010:
1,085	5.200%, 4/01/20	No Opt. Call	BBB		1,181,033
1,350	5.900%, 4/01/32	4/20 at 100.00	BBB		1,429,542

1,335	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		1,363,329

1,830	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 1999A, 6.375%, 10/01/19	4/12 at 100.00	BBB+		1,833,861

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2		1,004,490

1,315	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		1,361,722

4,000	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		2,387,480
39,565	Total Tax Obligation/Limited				38,908,639
	U.S. Guaranteed – 1.8% (4)

1,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund Leveraged Bonds, Series 2002-II, 5.000%, 11/01/23 (Pre-refunded 11/01/12)	11/12 at 100.00	AAA		1,043,550

1,100	Montgomery County Unified School District 445, Coffeyville, Kansas, General Obligation Bonds, Series 2002, 5.000%, 4/01/22 (Pre-refunded 4/01/12) – FGIC Insured	4/12 at 100.00	BBB	(4)	1,117,215

1,010	Wichita, Kansas, Revenue Bonds, CSJ Health System of Wichita, Inc., Series 1985-XXV, 7.200%, 10/01/15 (ETM)	2/12 at 100.00	N/R	(4)	1,148,279
3,110	Total U.S. Guaranteed				3,309,044
	Utilities – 10.7%

2,235	Burlington, Kansas, Pollution Control Revenue Bonds, Kansas Gas and Electric Company, Refunding Series 2004A, 5.300%, 6/01/31 – NPFG Insured	6/14 at 100.00	BBB+		2,277,130

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2004B:
1,000	5.000%, 9/01/24 – AGM Insured	9/14 at 100.00	AA–		1,067,770
9,240	5.000%, 9/01/32 – AGM Insured	9/14 at 100.00	AA–		9,474,419

	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2009A:
1,000	5.000%, 9/01/29 – BHAC Insured	3/19 at 100.00	AA+		1,098,990
3,000	5.250%, 9/01/34 – BHAC Insured	3/19 at 100.00	AA+		3,228,990

1,535	Wyandotte County-Kansas City Unified Government, Kansas, Utility System Revenue Bonds, Series 2011A, 5.000%, 9/01/28	9/21 at 100.00	A+		1,661,085

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Kansas Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Wynadotte County-Kansas City Unified Government, Kansas, Industrial Revenue Bonds, Board of Public Utilities Office Building Complex, Series 2001, 5.000%, 5/01/21 – NPFG Insured	5/12 at 100.00	Baa1	$1,003,160
19,010	Total Utilities			19,811,544
	Water and Sewer – 9.4%

2,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2005, 5.875%, 7/01/35	7/15 at 100.00	Ba2	1,980,999

5,000	Kansas Development Finance Authority, Water Pollution Control Revolving Fund,State Match Program, Series 2008-CW, 5.000%, 11/01/24	1/13 at 100.00	AAA	5,334,249

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,037,589

2,000	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Refunding Series 2011A, 5.000%, 10/01/28	10/21 at 100.00	AA–	2,232,739

6,500	Wichita, Kansas, Water and Sewer Utility Revenue Bonds, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA–	6,921,979
16,500	Total Water and Sewer			17,507,555
$182,705	Total Investments (cost $178,894,798) – 100.6%			186,440,350
	Floating Rate Obligations – (4.5)%			(8,285,000)
	Other Assets Less Liabilities – 3.9%			7,198,964
	Net Assets – 100%			$185,354,314

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.1%

$4,910	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	$4,595,564
	Education and Civic Organizations – 5.9%

3,805	Campbellsville, Kentucky, Industrial Building Revenue Bonds, Campbellsville University Project, Series 1999, 5.500%, 3/01/29	3/12 at 100.00	N/R	3,805,266

1,000	Campbellsville, Kentucky, Revenue Bonds, Campbellsville University, Series 2005, 5.700%, 3/01/34	3/15 at 100.00	N/R	1,006,530

4,980	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/12 at 100.50	BBB–	5,032,788

1,000	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2005, 5.000%, 10/01/16 – FGIC Insured	10/15 at 100.00	Aa2	1,138,200

	Kentucky Asset/Liability Commission, General Receipts Revenue Bonds, University of Kentucky, Series 2007A:
1,645	5.000%, 10/01/20 – AMBAC Insured	10/17 at 100.00	Aa2	1,860,972
2,675	5.000%, 10/01/21 – AMBAC Insured	10/17 at 100.00	Aa2	2,997,391
4,435	5.000%, 10/01/22 – AMBAC Insured	10/17 at 100.00	Aa2	4,913,492

1,500	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,551,075

2,000	Louisville and Jefferson County Metropolitan Government, Kentucky, Industrial Building Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/35	10/16 at 100.00	N/R	2,003,700
23,040	Total Education and Civic Organizations			24,309,414
	Energy – 0.2%

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Ba2	900,530
	Health Care – 16.9%

3,250	Christian County, Kentucky, Hospital Revenue Refunding Bonds, Jennie Stuart Medical Center, Series 2006A, 5.500%, 2/01/36 – AGC Insured	2/18 at 100.00	AA–	3,332,518

	Glasgow, Kentucky, Healthcare Revenue Bonds, T.J. Samson Community Hospital Project, Series 2011:
2,000	6.375%, 2/01/35	8/21 at 100.00	BBB	2,046,840
3,310	6.450%, 2/01/41	8/21 at 100.00	BBB	3,398,178

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
3,825	5.500%, 6/01/21	6/20 at 100.00	Baa2	4,063,068
165	6.375%, 6/01/40	6/20 at 100.00	Baa2	173,045
3,375	6.500%, 3/01/45	No Opt. Call	Baa2	3,563,089

7,005	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System Obligated Group, Series 2009A, 5.625%, 8/15/27	8/19 at 100.00	A1	7,640,564

5,000	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Saint Elizabeth Medical Center, Series 2009A, 5.500%, 5/01/39	5/19 at 100.00	AA–	5,239,950

	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997:
3,500	5.850%, 10/01/17	4/12 at 100.00	BB	3,398,010
1,495	5.875%, 10/01/22	4/12 at 100.00	BB	1,385,357

1,730	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	1,786,225

7,000	Murray Hospital Facilities, Kentucky, Revenue Bonds, Murray-Calloway County Public Hospital, Series 2007, 5.125%, 8/01/37	8/17 at 100.00	Baa2	6,091,330

7,000	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	7,546,350

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,195	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	$2,098,486

16,535	Russell, Kentucky, Revenue Bonds, Bon Secours Health System, Series 2002A, 5.625%, 11/15/30	11/12 at 100.00	A–	16,555,834

1,000	Warren County, Kentucky, Hospital Facilities Revenue Bonds, Community Hospital, Series 2007A, 5.000%, 8/01/29	8/17 at 100.00	A–	969,690
68,385	Total Health Care			69,288,534
	Housing/Multifamily – 0.3%

1,190	Kentucky Housing Corporation, Conduit Multifamily Mortgage Revenue Bonds, Florence Homes III Apartments Project, Series 2005B, 5.000%, 6/01/35 (Mandatory put 6/01/23) (Alternative Minimum Tax)	6/15 at 102.00	N/R	1,211,456
	Housing/Single Family – 2.2%

800	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2004F, 3.900%, 7/01/31 (Alternative Minimum Tax)	1/14 at 100.00	AAA	805,096

675	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2007K, 5.000%, 7/01/34	1/17 at 100.00	AAA	685,564

75	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008D, 5.650%, 7/01/38 (Alternative Minimum Tax)	7/17 at 100.00	AAA	77,064

	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2008E:
50	5.375%, 7/01/33	1/18 at 100.00	AAA	51,874
105	5.450%, 7/01/38	1/18 at 100.00	AAA	108,337

1,030	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009A, 5.750%, 7/01/39	1/19 at 100.00	AAA	1,091,316

4,780	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2009B, 5.150%, 7/01/39	1/19 at 100.00	AAA	4,939,604

1,270	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2010C, 4.625%, 7/01/33	1/20 at 100.00	AAA	1,281,900
8,785	Total Housing/Single Family			9,040,755
	Long-Term Care – 0.5%

2,000	Kentucky Economic Development Finance Authority, Multifamily Housing Revenue Bonds, Christian Care Communities Projects, Series 2005, 5.250%, 11/20/25	11/15 at 103.00	AA+	2,138,380
	Materials – 0.7%

2,820	Wickliffe, Kentucky, Solid Waste Disposal Facility Revenue Bonds, Westvaco Corporation, Series 1996, 6.375%, 4/01/26 (Alternative Minimum Tax)	4/12 at 100.00	BBB	2,819,633
	Tax Obligation/General – 1.9%

	Crittenden County, Kentucky, General Obligation Bonds, Series 2007:
1,085	6.000%, 12/01/27	12/17 at 100.00	N/R	1,153,084
1,605	6.250%, 12/01/32	12/17 at 100.00	N/R	1,704,943
2,190	6.500%, 12/01/37	12/17 at 100.00	N/R	2,328,824

	Louisville and Jefferson County Metropolitan Government, Kentucky, General Obligation Bonds, Series 2004A-B:
1,195	5.000%, 11/01/16 – AMBAC Insured	11/14 at 100.00	AA+	1,327,071
1,000	5.000%, 11/01/17 – AMBAC Insured	11/14 at 100.00	AA+	1,108,690
7,075	Total Tax Obligation/General			7,622,612
	Tax Obligation/Limited – 26.6%

1,305	Ballard County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	Aa3	1,406,686

	Boone County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004B:
1,460	5.000%, 5/01/20 – AGM Insured	5/14 at 100.00	Aa3	1,560,244
2,580	5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	Aa3	2,757,143

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Butler County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004C:
$1,220	5.000%, 6/01/20	6/14 at 100.00	Aa3	$1,296,421
1,255	5.000%, 6/01/22	6/14 at 100.00	Aa3	1,319,984

3,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	3,072,246

	Kenton County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
2,115	5.000%, 6/01/17 – NPFG Insured	6/14 at 100.00	Aa3	2,291,708
3,510	5.000%, 6/01/18 – NPFG Insured	6/14 at 100.00	Aa3	3,796,943
3,690	5.000%, 6/01/19 – NPFG Insured	6/14 at 100.00	Aa3	3,991,658

	Kentucky Area Development Districts Financing Trust, Ewing, Lease Acquisition Program Revenue Bonds, Series 2000C:
425	5.850%, 6/01/20	6/12 at 100.00	AA	428,043
895	6.000%, 6/01/30	6/12 at 100.00	AA	900,352

2,000	Kentucky Asset/Liability Commission, General Fund Revenue Project Notes, First Series 2005, 5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa3	2,097,940

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1:
1,950	5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	2,087,807
3,450	6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA–	3,668,040
4,430	6.000%, 12/01/38 – AGC Insured	6/18 at 100.00	AA–	4,672,100
8,965	6.000%, 12/01/42 – AGC Insured	6/18 at 100.00	AA–	9,470,178

	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A2:
35	0.000%, 12/01/15 – AGC Insured	No Opt. Call	Aa3	31,613
50	0.000%, 12/01/16 – AGC Insured	No Opt. Call	Aa3	43,383
3,505	0.000%, 12/01/22 – AGC Insured	No Opt. Call	Aa3	2,231,038
3,750	0.000%, 12/01/23 – AGC Insured	No Opt. Call	Aa3	2,240,100

5,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Tender Option Bonds Trust 11810-1, 16.200%, 6/01/16 – AGC Insured (IF)	No Opt. Call	AA–	6,413,400

2,365	Kentucky Local Correctional Facilities Authority, Multi-County Lease Revenue Bonds, Series 2004, 5.250%, 11/01/14 – NPFG Insured	No Opt. Call	Baa1	2,583,715

1,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 81, Series 2003, 5.000%, 11/01/19 – AMBAC Insured	11/13 at 100.00	A+	1,065,140

2,025	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 84, Series 2005, 5.000%, 8/01/18 – NPFG Insured	No Opt. Call	Aa3	2,381,461

2,000	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA–	2,261,440

	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 93, Refunding Series 2009:
2,500	5.250%, 2/01/28 – AGC Insured	2/19 at 100.00	AA–	2,698,625
2,500	5.250%, 2/01/29 – AGC Insured	2/19 at 100.00	AA–	2,674,475

2,000	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Refunding Series 2010A, 5.000%, 7/01/20	No Opt. Call	AA+	2,397,840

	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2006B:
2,095	5.000%, 7/01/15 – AMBAC Insured	No Opt. Call	AA+	2,373,195
5,000	5.000%, 7/01/24 – AMBAC Insured	7/16 at 100.00	AA+	5,444,350

25	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2008A, 5.000%, 7/01/28	7/18 at 100.00	AA+	26,906

2,820	Kentucky Turnpike Authority, Economic Development Road Revenue Bonds, Revitalization Project, Series 2009A, 5.000%, 7/01/29	7/19 at 100.00	AA+	3,020,953

2,060	Laurel County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2007, 5.000%, 6/01/27 – AGM Insured	6/17 at 100.00	Aa3	2,180,139

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Letcher County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
$1,430	5.000%, 6/01/18 – AGM Insured	6/14 at 100.00	Aa3		$1,531,501
1,585	5.000%, 6/01/20 – AGM Insured	6/14 at 100.00	Aa3		1,697,503

3,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3		3,202,320

1,695	Louisville and Jefferson County Visitors and Convention Commission, Kentucky, Dedicated Tax Revenue Bonds, Series 2004A, 5.000%, 12/01/15 – AGM Insured	6/14 at 101.00	AA–		1,845,584

	Oldham County School District Finance Corporation, Kentucky, School Building Revenue Bonds, Series 2004:
1,230	5.000%, 5/01/18 – NPFG Insured	5/14 at 100.00	Aa3		1,322,914
1,635	5.000%, 5/01/20 – NPFG Insured	5/14 at 100.00	Aa3		1,758,508
1,715	5.000%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,844,551

500	Pendleton County, Kentucky, Leasing Trust Revenue Bonds, Kentucky Association of Counties, Series 1993A, 6.400%, 3/01/19	No Opt. Call	A		623,255

11,600	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		2,864,968

26,250	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		6,039,600

1,010	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2003, 5.250%, 10/01/21 – AGM Insured	10/14 at 100.00	AA–		1,067,722
132,650	Total Tax Obligation/Limited				108,683,692
	Transportation – 5.0%

	Guam International Airport Authority, Revenue Bonds, Series 2003C:
5,000	5.250%, 10/01/22 – NPFG Insured (Alternative Minimum Tax)	2/12 at 100.00	Baa1		5,004,850
2,195	5.000%, 10/01/23 – NPFG Insured (Alternative Minimum Tax)	10/13 at 100.00	Baa1		2,208,236

5,090	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2003B, 5.000%, 3/01/23 – NPFG Insured (Alternative Minimum Tax)	3/13 at 100.00	A–		5,136,675

980	Kenton County Airport Board, Kentucky, Airport Revenue Bonds, Cincinnati/Northern Kentucky International Airport, Series 2007B, 5.000%, 3/01/13 – SYNCORA GTY Insured (Alternative Minimum Tax)	No Opt. Call	A–		1,017,073

1,000	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.250%, 7/01/22 – AGM Insured (Alternative Minimum Tax)	7/13 at 100.00	AA–		1,024,330

6,025	Louisville and Jefferson County Regional Airport Authority, Kentucky, Special Facilities Revenue Bonds, Airis Louisville LLC Project, Series 1999A, 5.500%, 3/01/19 (Alternative Minimum Tax)	3/12 at 100.00	Baa3		5,991,742
20,290	Total Transportation				20,382,906
	U.S. Guaranteed – 6.0% (4)

1,465	Boone County, Kentucky, Public Properties Corporation, First Mortgage Bonds, AOC Judicial Facility, Series 2001, 5.125%, 9/01/22 (Pre-refunded 9/01/12)	9/12 at 101.00	Aa3	(4)	1,533,430

	Bowling Green, Kentucky, General Obligation and Special Revenue Bonds, Series 2002B:
1,230	5.000%, 6/01/24 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa2	(4)	1,259,594
1,700	5.000%, 6/01/25 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa2	(4)	1,740,902

2,795	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/22 (Pre-refunded 8/01/15) – AGM Insured	8/15 at 100.00	AA–	(4)	3,214,026

5,000	Kentucky State Property and Buildings Commission, Revenue Refunding Bonds, Project 79, Series 2003, 5.000%, 10/01/22 (Pre-refunded 10/01/13) – NPFG Insured	10/13 at 100.00	Aa3	(4)	5,417,900

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$3,000	Louisville, Kentucky, General Obligation Bonds, Series 2002A, 5.000%, 10/01/23 (Pre-refunded 10/01/12) – FGIC Insured	10/12 at 100.00	AA+	(4)	$3,119,070

410	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.000%, 7/01/32 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	Aaa		421,509

	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E:
245	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA–	(4)	327,021
2,755	6.000%, 8/01/26 – AGC Insured (ETM)	No Opt. Call	AA+	(4)	3,677,319

1,360	Shelby County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 5/01/23 (Pre-refunded 5/01/14) – NPFG Insured	5/14 at 100.00	Aa3	(4)	1,503,480

2,185	Spencer County School District Finance Corporation, Kentucky, Revenue Bonds, School Buildings, Series 2004, 5.000%, 7/01/21 (Pre-refunded 7/01/14) – AGM Insured	7/14 at 100.00	Aa3	(4)	2,423,274
22,145	Total U.S. Guaranteed				24,637,525
	Utilities – 18.2%

1,175	Boone County, Kentucky, Collateralized Pollution Control Revenue Bonds, Dayton Power & Light Company, Series 2005A, 4.700%, 1/01/28 – FGIC Insured	7/15 at 100.00	A3		1,183,472

6,000	Guam Power Authority, Revenue Bonds, Series 2010A, 5.000%, 10/01/37 – AGM Insured	10/20 at 100.00	AA–		6,165,720

	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project Series 2007A:
4,000	5.000%, 9/01/37 – NPFG Insured	9/17 at 100.00	A–		4,080,800
4,600	5.250%, 9/01/42 – NPFG Insured	9/17 at 100.00	A–		4,734,044
7,535	5.250%, 9/01/42 – NPFG Insured (UB)	9/17 at 100.00	AA+		7,814,247

2,500	Kentucky Municipal Power Agency, Power Supply System Revenue Bonds, Prairie State Project, Tender Option Bond Trust 1025, 19.046%, 9/01/42 – NFPG Insured (IF)	9/17 at 100.00	AA+		2,870,475

	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B:
6,475	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	N/R		6,467,424
3,745	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	A3		3,450,156
7,900	0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3		6,743,993
13,300	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	A3		10,875,011

	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A:
2,945	5.000%, 10/01/20 – AGC Insured	4/19 at 100.00	Aa3		3,415,699
45	5.000%, 10/01/28 – AGC Insured	4/19 at 100.00	Aa3		48,085
8,575	5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3		8,975,281

2,975	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3		3,290,826

3,990	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2005RR, 5.000%, 7/01/24 – FGIC Insured	7/15 at 100.00	A3		4,119,236
75,760	Total Utilities				74,234,469
	Water and Sewer – 12.4%

	Campbell & Kenton Counties Sanitation District 1, Kentucky, Revenue Bonds, Series 2007:
100	5.000%, 8/01/21 – NPFG Insured	8/17 at 100.00	AA		113,288
3,795	5.000%, 8/01/24 – NPFG Insured	8/17 at 100.00	AA		4,187,858

930	Kentucky Rural Water Finance Corporation, Multimodal Public Projects Revenue Bonds, Flexible Term Program, Series 2001A, 5.375%, 2/01/20	2/12 at 101.00	AA–		950,637

	Louisville and Jefferson County Metropolitan Government Board of Water Works, Kentucky, Water System Revenue Bonds, Series 2006:
2,565	5.000%, 11/15/27	11/16 at 100.00	AAA		2,778,152
4,990	5.000%, 11/15/29	11/16 at 100.00	AAA		5,362,005

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Kentucky Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Refunding Series 2011A:
$7,500	5.000%, 5/15/28	No Opt. Call	AA	$8,230,500
3,000	5.000%, 5/15/34	No Opt. Call	AA	3,179,820

	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2004A:
5,365	5.250%, 5/15/37 – FGIC Insured	5/14 at 101.00	AA	5,663,831
750	5.000%, 5/15/38 – FGIC Insured	5/14 at 101.00	AA	790,170

2,000	Northern Kentucky Water District, Revenue Bonds, Series 2009, 6.500%, 2/01/33 – AGM Insured	8/18 at 100.00	Aa3	2,240,939

7,225	Northern Kentucky Water District, Revenue Refunding Bonds, Series 2002A, 5.000%, 2/01/27 – FGIC Insured	2/12 at 100.00	Aa3	7,238,149

4,740	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009A, 6.250%, 6/01/39	6/19 at 100.00	BBB+	5,017,289

5,000	Owen County, Kentucky, Waterworks System Revenue Bonds, Kentucky-American Water Company Project, Series 2009B, 5.625%, 9/01/39	9/19 at 100.00	BBB+	5,055,849
47,960	Total Water and Sewer			50,808,487
$418,010	Total Investments (cost $383,412,471) – 97.9%			400,673,957
	Floating Rate Obligations – (1.4)%			(5,650,000)
	Other Assets Less Liabilities – 3.5%			14,045,435
	Net Assets – 100%			$409,069,392

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

34	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.1%

$6,095	Michigan Tobacco Settlement Finance Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2008A, 6.875%, 6/01/42	6/18 at 100.00	B2	$5,471,236

745	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	697,290
6,840	Total Consumer Staples			6,168,526
	Education and Civic Organizations – 3.2%

830	Michigan Finance Authority, Public School Academy Limited Obligation Revenue and Refunding Bonds, Detroit Service Learning Academy Project, Series 2011, 7.000%, 10/01/31 (WI/DD, Settling 12/13/11)	10/21 at 100.00	BBB–	830,000

1,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hanley International Academy, Inc. Project, Series 2010A, 6.125%, 9/01/40	No Opt. Call	BBB–	861,510

500	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 7.750%, 10/01/30	10/21 at 100.00	BBB–	517,115

1,000	Michigan State University, General Revenue Bonds, Refunding Series 2010C, 5.000%, 2/15/40	2/20 at 100.00	Aa1	1,048,270

	Michigan Technological University, General Revenue Bonds, Series 2004A:
1,230	5.000%, 10/01/24 – NPFG Insured	10/13 at 100.00	Aa3	1,280,209
1,740	5.000%, 10/01/29 – NPFG Insured	10/13 at 100.00	Aa3	1,764,708
6,300	Total Education and Civic Organizations			6,301,812
	Health Care – 14.1%

2,000	Grand Traverse County Hospital Financal Authority, Michigan, Revenue Bonds, Munson Healthcare, Refunding Series 2011A, 5.000%, 7/01/29	7/21 at 100.00	A1	2,003,680

450	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Alligiance Health, Refunding Series 2010A, 5.000%, 6/01/37 – AGM Insured	6/20 at 100.00	AA–	451,701

	Kent Hospital Finance Authority, Michigan, Revenue Refunding Bonds, Spectrum Health System, Refunding Series 2011C:
2,135	5.000%, 1/15/31	1/22 at 100.00	AA	2,174,818
365	5.000%, 1/15/42	No Opt. Call	AA	363,007

2,000	Michigan Finance Authority, Revenue Bonds, Trinity Health Credit Group, Refunding Series 2011, 5.000%, 12/01/39	No Opt. Call	AA	2,000,780

3,300	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.750%, 11/15/39	11/19 at 100.00	A1	3,387,780

3,350	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Oakwood Obligated Group, Series 2002A, 5.750%, 4/01/32	4/13 at 100.00	A	3,370,871

1,000	Michigan State Hospital FInance Authority, Hospital Revenue Bonds,MidMichigan Obligated Group, Series 2009A, 5.875%, 6/01/39 – AGC Insured	6/19 at 100.00	AA–	1,049,780

1,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Crittenton Hospital, Series 2002A, 5.625%, 3/01/27	3/12 at 101.00	A–	1,003,740

1,375	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30	12/12 at 100.00	AA	1,384,721

	Michigan State Hospital Finance Authority, Revenue Bonds, Marquette General Hospital, Series 2005A:
1,400	5.000%, 5/15/12	No Opt. Call	Baa3	1,416,758
1,400	5.000%, 5/15/26	5/15 at 100.00	Baa3	1,314,824
50	5.000%, 5/15/34	5/15 at 100.00	Baa3	43,763

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Sparrow Obligated Group, Series 2005, 5.000%, 11/15/36 – NPFG Insured	5/15 at 100.00	A+	1,967,740

1,550	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue and Refunding Bonds, William Beaumont Hospital Obligated Group, Series 2009W, 6.000%, 8/01/39	8/19 at 100.00	A1	1,617,022

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$1,200	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.250%, 9/01/39	9/18 at 100.00	A1	$1,426,716

	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Series 2001M:
1,060	5.250%, 11/15/31 – NPFG Insured	5/12 at 100.00	A1	1,059,979
2,010	5.250%, 11/15/35 – NPFG Insured	5/12 at 100.00	A1	1,995,046
27,645	Total Health Care			28,032,726
	Housing/Multifamily – 2.7%

1,200	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.125%, 4/01/31 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA	1,212,540

2,175	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009A, 5.700%, 10/01/39	10/18 at 100.00	AA	2,273,593

2,275	Michigan Housing Development Authority, Section 8 Assisted Mortgage Revenue Bonds, Series 1983I, 0.000%, 4/01/14	No Opt. Call	AA	1,921,511
5,650	Total Housing/Multifamily			5,407,644
	Tax Obligation/General – 38.0%

660	Ann Arbor Public School District, Washtenaw County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/23	5/18 at 100.00	AA+	734,587

800	Ann Arbor, Michigan, General Obligation Bonds, Court & Police Facilities Capital Improvement Series 2008, 5.000%, 5/01/38	5/18 at 100.00	AA+	838,184

1,435	Bay City, Michigan, General Obligation Bonds, Series 2008B, 5.500%, 4/01/28 – AGM Insured	4/18 at 100.00	AA–	1,563,131

1,020	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2003, 5.250%, 5/01/22	5/13 at 100.00	Aa2	1,072,397

	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Series 2005:
1,000	5.000%, 5/01/23 – NPFG Insured	5/15 at 100.00	Aa2	1,069,960
2,085	5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	2,187,040
1,000	5.000%, 5/01/25 – NPFG Insured	5/15 at 100.00	Aa2	1,042,410

2,013	Caledonia Community Schools, Kent, Allegan and Barry Counties, Michigan, General Obligation Bonds, Tender Option Bond Trust 2008-1096, 7.950%, 5/01/32 – NPFG Insured (IF)	5/17 at 100.00	Aa2	2,052,052

1,850	Chippewa Valley Schools, Macomb County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	Aa2	1,940,539

1,450	City of Jackson, County of Jackson, State of Michigan, Downtown Development Bonds, Series 2001, General Obligation Limited Tax, 0.000%, 6/01/21 – AGM Insured	No Opt. Call	AA–	920,881

	Detroit-Wayne County Stadium Authority, Michigan, Limited Tax General Obligation Building Authority Stadium Bonds, Series 1997:
500	5.500%, 2/01/17 – FGIC Insured	2/12 at 100.00	A3	501,115
11,000	5.250%, 2/01/27 – FGIC Insured	2/12 at 100.00	A3	11,008,358

1,245	Edwardsburg Public School, Cass County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/24 – AGM Insured	5/14 at 100.00	AA–	1,286,608

480	Genesee County, Michigan, General Obligaton Water Supply Bonds, Series 2003, 5.125%, 11/01/33 – NPFG Insured	11/13 at 100.00	A1	484,954

50	Holly Area School District, Oakland County, Michigan, General Obligation Bonds, Series 2006, 5.125%, 5/01/32 – NPFG Insured	5/16 at 100.00	Aa2	51,491

1,060	Homer Community School District, Calhourn, Jackson, Hillsdale and Branch Counties, Michigan, General Obligation Bonds, School Building & Site, Series 2011B, 5.500%, 5/01/41	5/21 at 100.00	AA–	1,125,148

1,675	Hopkins Public Schools, Allegan County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/25 – NPFG Insured	5/17 at 100.00	Aa2	1,777,778

2,000	Howell Public Schools, Livingston County, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/24	11/13 at 100.00	Aa2	2,128,600

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,000	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/22 – AGM Insured	5/14 at 100.00	Aa2	$1,074,800

1,215	Kalamazoo Public Schools, Michigan, General Obligation Bonds, Series 2006, 5.000%, 5/01/25 – AGM Insured	5/16 at 100.00	Aa2	1,302,103

1,300	Lansing Community College, Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/20 – NPFG Insured	5/13 at 100.00	AA	1,367,834

840	Lowell Area Schools, Counties of Ionia and Kent, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/37 – AGM Insured	5/17 at 100.00	Aa2	858,547

1,230	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B–A, 5.000%, 12/01/34 – AMBAC Insured	6/17 at 100.00	N/R	1,029,289

1,000	Michigan State, General Obligation Bonds, Environmental Program, Refunidng Series 2011A, 5.000%, 12/01/22	12/21 at 100.00	Aa2	1,168,150

350	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/25	5/19 at 100.00	Aa2	397,219

140	Oakland County Building Authority, Michigan, General Obligation Bonds, Refunding Series 2006, 5.000%, 6/01/27	6/13 at 100.00	AAA	143,265

	Oakland Intermediate School District, Oakland County, Michigan, General Obligation Bonds, Series 2007:
500	5.000%, 5/01/27 – AGM Insured	5/17 at 100.00	Aaa	533,030
1,200	5.000%, 5/01/36 – AGM Insured	5/17 at 100.00	Aaa	1,235,796

1,370	Oakridge Public Schools, Muskegon County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/24 – NPFG Insured	5/15 at 100.00	AA–	1,483,244

	Okemos Public School District, Ingham County, Michigan, General Obligation Refunding Bonds, Series 1993:
1,000	0.000%, 5/01/17 – NPFG Insured	No Opt. Call	Aa3	853,930
1,020	0.000%, 5/01/18 – NPFG Insured	No Opt. Call	Aa3	835,737

1,100	Ottawa County, Michigan, General Obligation Bonds, Sewer Disposal System, Series 2010, 5.000%, 5/01/37	5/20 at 100.00	Aaa	1,191,432

4,000	Ottawa County, Michigan, Water Supply System, General Obligation Bonds, Series 2007, 5.000%, 8/01/30 – NPFG Insured	8/17 at 100.00	Aaa	4,187,480

1,075	Parchment School District, Kalamazoo County, Michigan, General Obligation Bonds, Tender Option Bond Trust 2836, 11.227%, 5/01/15 – AGM Insured (IF)	No Opt. Call	Aa2	1,080,676

150	South Haven, Van Buren County, Michigan, General Obligation Bonds, Capital Improvement Series 2009, 5.125%, 12/01/33 – AGC Insured	12/19 at 100.00	AA–	162,474

500	South Redford School District, Wayne County, Michigan, General Obligation Bonds, School Building and Site, Series 2005, 5.000%, 5/01/30 – NPFG Insured	5/15 at 100.00	Aa2	511,880

1,400	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/21 – FGIC Insured	11/14 at 100.00	Aa2	1,521,828

1,405	Thornapple Kellogg School District, Barry County, Michigan, General Obligation Bonds, Series 2007, 5.000%, 5/01/32 – NPFG Insured	5/17 at 100.00	Aa2	1,446,911

1,530	Trenton Public Schools District, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/34 – AGM Insured	5/18 at 100.00	Aa2	1,579,511

1,350	Van Dyke Public Schools, Macomb County, Michigan, General Obligation Bonds, School Building and Site, Series 2008, 5.000%, 5/01/38 – AGM Insured	5/18 at 100.00	Aa2	1,383,818

1,500	Wayland Union School District, Allegan County, Michigan, General Obligation Bonds, Series 2008, 5.000%, 5/01/28 – AGM Insured	5/18 at 100.00	Aa2	1,581,960

975	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A3	1,054,034

1,150	Wayne Westland Community Schools, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/17 – AGM Insured	11/14 at 100.00	Aa2	1,255,214

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/General (continued)

$1,915	West Bloomfield School District, Oakland County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/20 – AGM Insured	5/15 at 100.00	AA–		$2,093,248

3,270	West Ottawa Public School District, Ottawa County, Michigan, General Obligation Refunding Bonds, Series 1992, 0.000%, 5/01/17 – FGIC Insured	No Opt. Call	Aa3		2,792,351

5,175	Williamston Community School District, Michigan, Unlimited Tax General Obligation QSBLF Bonds, Series 1996, 5.500%, 5/01/25 – NPFG Insured	No Opt. Call	Aa3		6,176,154

3,170	Zeeland Public Schools, Ottawa and Allegan Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/22 – FGIC Insured	5/15 at 100.00	Aa3		3,476,381
73,153	Total Tax Obligation/General				75,563,529
	Tax Obligation/Limited – 11.2%

1,045	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A		1,063,079

	Grand Rapids Downtown Development Authority, Michigan, Tax Increment Revenue Bonds, Series 1994:
3,985	0.000%, 6/01/17 – NPFG Insured	No Opt. Call	Baa2		3,033,621
3,295	0.000%, 6/01/18 – NPFG Insured	No Opt. Call	Baa2		2,359,352

2,125	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.125%, 5/01/14	No Opt. Call	N/R		2,195,040

4,400	Michigan State Building Authority, Revenue Bonds, Facilities Program, Series 2005II, 5.000%, 10/15/30 – AMBAC Insured	10/15 at 100.00	Aa3		4,499,966

	Michigan State Building Authority, Revenue Bonds, Refunding Series 2006IA:
3,000	0.000%, 10/15/27 – FGIC Insured	10/16 at 58.27	AA–		1,344,540
1,500	0.000%, 10/15/28 – FGIC Insured	10/16 at 55.35	AA–		629,010
3,960	5.000%, 10/15/36 – FGIC Insured	10/16 at 100.00	Aa3		4,010,134

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003II, 5.000%, 10/15/22 – NPFG Insured	10/13 at 100.00	Aa3		2,067,960

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		1,017,770
26,310	Total Tax Obligation/Limited				22,220,472
	Transportation – 0.6%

50	Kent County, Michigan, Airport Revenue Bonds, Gerald R. Ford International Airport, Series 2007, 5.000%, 1/01/32	1/17 at 100.00	AAA		51,848

1,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2011A, 5.000%, 12/01/21 (Alternative Minimum Tax)	No Opt. Call	A		1,061,690
1,050	Total Transportation				1,113,538
	U.S. Guaranteed – 8.5% (4)

250	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Series 2001A, 5.125%, 5/01/31 (Pre-refunded 5/01/12) – AGM Insured	5/12 at 100.00	Aa2	(4)	255,158

2,505	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A+	(4)	2,687,214

4,000	Michigan House of Representatives, Certificates of Participation, Series 1998, 0.000%, 8/15/23 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	2,774,840

1,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2001A, 5.250%, 1/01/27 (Pre-refunded 1/01/12) – AMBAC Insured	1/12 at 100.00	A2	(4)	1,004,360

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.625%, 3/01/17 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,197,040

125	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Trinity Health Credit Group, Series 2002C, 5.375%, 12/01/30 (Pre-refunded 12/01/12)	12/12 at 100.00	N/R	(4)	131,380

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,000	Michigan State Hospital Finance Authority, Revenue Bonds, Chelsea Community Hospital, Series 2005, 5.000%, 5/15/37 (Pre-refunded 5/15/15)	5/15 at 100.00	AA+	(4)	$1,139,520

2,250	Michigan State, General Obligation Bonds, Environmental Protection Program, Series 2003A, 5.250%, 5/01/21 (Pre-refunded 5/01/13)	5/13 at 100.00	Aa2	(4)	2,405,588

4,000	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989N, 0.000%, 7/01/17 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	3,383,320
18,130	Total U.S. Guaranteed				16,978,420
	Utilities – 4.4%

1,000	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2003A, 5.000%, 7/01/21 – AGM Insured	7/13 at 100.00	AA–		1,045,070

	Lansing Board of Water and Light, Michigan, Steam and Electric Utility System Revenue Bonds, Series 2008A:
175	5.000%, 7/01/28	7/18 at 100.00	AA–		184,779
2,130	5.000%, 7/01/32	7/18 at 100.00	AA–		2,205,381

	Lansing Board of Water and Light, Michigan, Utility System Rvenue Bonds, Tender Option Bond Trust 4700:
250	17.924%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		302,470
800	17.770%, 7/01/37 (IF) (5)	7/21 at 100.00	AA–		967,904

2,000	Michigan Public Power Agency, Revenue Bonds, Combustion Turbine 1 Project, Series 2011, 5.000%, 1/01/27 – AGM Insured	No Opt. Call	AA–		2,125,180

600	Michigan South Central Power Agency, Power Supply System Revenue Bonds, Series 2000, 6.000%, 5/01/12	No Opt. Call	BBB+		608,922

1,000	Monroe County Economic Development Corporation, Michigan, Collateralized Limited Obligation Revenue Refunding Bonds, Detroit Edison Company, Series 1992AA, 6.950%, 9/01/22 – FGIC Insured	No Opt. Call	A2		1,285,780
7,955	Total Utilities				8,725,486
	Water and Sewer – 13.2%

2,495	Detroit, Michigan, Senior Lien Water Supply System Revenue Bonds, Series 2003A, 5.000%, 7/01/25 – NPFG Insured	7/13 at 100.00	A+		2,504,880

4,455	Detroit, Michigan, Sewerage Disposal System Revenue Bonds, Series 1999A, 0.000%, 7/01/19 – FGIC Insured	No Opt. Call	A+		3,216,777

4,000	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2005, 5.000%, 1/01/30 – NPFG Insured	7/15 at 100.00	AA+		4,123,480

	Grand Rapids, Michigan, Sanitary Sewer System Revenue Bonds, Series 2008:
145	5.000%, 1/01/28	1/18 at 100.00	AA+		154,006
3,500	5.000%, 1/01/38	1/18 at 100.00	AA+		3,598,700

2,000	Grand Rapids, Michigan, Water Supply System Revenue Bonds, Series 2009, 5.100%, 1/01/39 – AGC Insured	1/19 at 100.00	Aa1		2,109,880

1,625	Lansing, Michigan, Sewerage Disposal System Revenue Bonds, Series 2003, 5.000%, 5/01/21 – FGIC Insured	5/14 at 100.00	Aa2		1,688,765

2,075	Michigan Municipal Bond Authority, Clean Water Revolving Fund Revenue Bonds, Series 2005, 5.000%, 10/01/19	10/15 at 100.00	AAA		2,349,855

4,055	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Series 2004, 5.000%, 10/01/24	10/14 at 100.00	AAA		4,424,490

1,000	Michigan Municipal Bond Authority, Water Revolving Fund Revenue Bonds, Series 2007, 5.000%, 10/01/23	10/17 at 100.00	AAA		1,117,260

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2008, 5.250%, 7/01/22 – NPFG Insured	7/18 at 100.00	A		537,505

500	Saginaw, Michigan, Water Supply System Revenue Bonds, Series 2011A, 5.000%, 7/01/31 – AGM Insured	8/21 at 100.00	AA–		513,275
26,350	Total Water and Sewer				26,338,873
$199,383	Total Investments (cost $186,622,915) – 99.0%				196,851,026
	Other Assets Less Liabilities – 1.0%				2,072,687
	Net Assets – 100%				$198,923,713

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Michigan Municipal Bond Fund (continued)

November 30, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

40	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.2%

$3,000	Cape Girardeau County Industrial Development Authority, Missouri, Solid Waste Disposal Revenue Bonds, Procter & Gamble Products Company Project, Series 1998, 5.300%, 5/15/28 (Alternative Minimum Tax)	5/12 at 100.00	AA–	$3,002,520

8,555	Missouri Development Finance Board, Solid Waste Disposal Revenue Bonds, Procter and Gamble Inc., Series 1999, 5.200%, 3/15/29 (Alternative Minimum Tax)	No Opt. Call	AA–	9,426,327
11,555	Total Consumer Staples			12,428,847
	Education and Civic Organizations – 6.7%

1,625	Missouri Health and Educational Facilities Authority, Educational Facilities Revenue Bonds, Ranken Technical College, Series 2011, 5.125%, 11/01/31	11/19 at 100.00	A–	1,651,358

1,760	Missouri Health and Educational Facilities Authority, Revenue Bonds, A.T. Still University of Health Sciences, Series 2011, 5.250%, 10/01/41	10/21 at 100.00	A–	1,778,058

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 1999, 6.000%, 10/01/25	10/18 at 103.00	BBB	1,596,120

1,500	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A, 6.500%, 10/01/30	10/18 at 103.00	BBB	1,615,005

900	Missouri Health and Educational Facilities Authority, Revenue Bonds, Stephens College, Series 1999, 6.000%, 6/01/24	6/12 at 100.00	A1	901,440

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2001A, 5.500%, 6/15/16	No Opt. Call	AAA	1,194,050

1,600	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Series 2011B, 5.000%, 11/15/37	11/21 at 100.00	AAA	1,775,440

1,800	Missouri Health and Educational Facilities Authority, Revenue Bonds, Webster University, Series 2011, 5.000%, 4/01/36	4/21 at 100.00	A2	1,871,370

2,590	Missouri State University, Auxiliary Enterprise System Revenue Bonds, Series 2007A, 5.000%, 4/01/24 – SYNCORA GTY Insured	4/17 at 100.00	A+	2,799,479

1,000	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A, 5.350%, 6/15/32	6/15 at 103.00	N/R	823,490
15,275	Total Education and Civic Organizations			16,005,810
	Energy – 0.6%

500	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Ba2	450,265

1,000	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Ba2	956,370
1,500	Total Energy			1,406,635
	Health Care – 23.2%

2,150	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Saint Francis Medical Center, Series 2009A, 5.750%, 6/01/39	6/19 at 100.00	AA–	2,240,988

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,490	5.000%, 6/01/27	6/17 at 100.00	BBB+	1,446,969
2,500	5.000%, 6/01/36	6/17 at 100.00	BBB+	2,238,625

5,520	Cass County, Missouri, Hospital Revenue Bonds, Series 2007, 5.625%, 5/01/38	11/16 at 100.00	BBB–	5,062,944

	Clinton County Industrial Development Authority, Missouri, Revenue Bonds, Cameron Regional Medical Center, Series 2007:
1,250	5.000%, 12/01/32	12/17 at 100.00	N/R	1,018,350
3,995	5.000%, 12/01/37	12/17 at 100.00	N/R	3,155,810

1,250	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/29	2/15 at 102.00	BBB+	1,246,450

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$300	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds The Childrens Mercy Hospital, Series 2009, 5.625%, 5/15/39	5/19 at 100.00	A+	$309,756

675	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, Capital Region Medical Center, Series 2011, 5.000%, 11/01/27	11/20 at 100.00	A3	687,866

1,000	Missouri Health and Educational Facilities Authority, Health Facilities Revenue Bonds, St. Luke’s Episcopal and Presbyterian Hospitals, Series 2011, 5.000%, 12/01/25	12/21 at 100.00	A+	1,053,010

	Missouri Health and Educational Facilities Authority, Health Facility Revenue Bonds, St. Lukes’s Health System, Series 2010A:
2,000	5.000%, 11/15/30	11/20 at 100.00	A+	2,052,980
1,000	5.000%, 11/15/40	11/20 at 100.00	A+	1,011,130

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2003, 5.125%, 5/15/25	5/13 at 100.00	AA	1,042,370

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, BJC Health System, Series 2005A, 5.000%, 5/15/22	5/15 at 100.00	AA	1,054,250

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Freeman Health System, Series 1998:
830	5.250%, 2/15/18	2/12 at 100.00	BBB+	830,805
1,300	5.250%, 2/15/28	2/12 at 100.00	BBB+	1,266,005

2,750	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lake Regional Health System, Series 2003, Reg S, 5.700%, 2/15/34	2/14 at 100.00	BBB+	2,788,115

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,650	0.000%, 9/01/17 – NPFG Insured	No Opt. Call	A2	1,354,881
2,955	0.000%, 9/01/21 – NPFG Insured	No Opt. Call	A2	1,939,367
3,915	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	A2	2,412,149

3,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, SSM Health Care System, Series 2010B, 5.000%, 6/01/34	6/20 at 100.00	AA–	3,091,110

7,140	Missouri Health and Educational Facilities Authority, Revenue Refunding Bonds, CoxhHealth Systems Inc., , Series 2008A, 5.500%, 11/15/39	11/18 at 100.00	A2	7,358,056

1,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Duke University Health System, Series 2009A, 5.000%, 6/01/39	6/19 at 100.00	AA	1,022,910

3,780	Saline County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Fitzgibbon Memorial Hospital Inc., Series 2010, 5.600%, 12/01/28	12/20 at 100.00	BBB–	3,641,652

	St. Louis County Industrial Development Authority, Missouri, Healthcare Facilities Revenue Bonds, Ranken-Jordan Project, Refunding Series 2007:
1,320	5.000%, 11/15/22	11/16 at 100.00	N/R	1,207,127
1,675	5.000%, 11/15/27	11/16 at 100.00	N/R	1,435,726
1,300	5.000%, 11/15/35	11/16 at 100.00	N/R	1,038,128

2,880	Taney County Industrial Development Authority, Missouri, Hospital Revenue Bonds, Skaggs Community Hospital Association, Series 1998, 5.400%, 5/15/28	5/12 at 100.00	BB	2,394,374
60,625	Total Health Care			55,401,903
	Housing/Multifamily – 2.0%

1,855	Jefferson County Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Lakewood Apartments Project, Series 2001, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	6/12 at 100.00	N/R	1,856,985

	Missouri Housing Development Commission, GNMA Collateralized Multifamily Housing Revenue Bonds, JB Hughes Apartments I and II, Series 2002G:
173	6.200%, 5/20/19	5/12 at 105.00	Aaa	185,951
975	6.300%, 5/20/37	5/12 at 105.00	Aaa	1,010,666

1,965	Missouri Housing Development Commission, Multifamily Housing Revenue Bonds, Mansion Apartments II, Series 1999, 6.125%, 4/01/22 (Alternative Minimum Tax)	4/12 at 100.00	N/R	1,817,998
4,968	Total Housing/Multifamily			4,871,600

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 1.3%

$740	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)	9/14 at 100.00	Aaa	$759,373

835	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007A-1, 4.700%, 9/01/27 (Alternative Minimum Tax)	9/16 at 100.00	AA+	836,528

1,380	Missouri Housing Development Commission, Single Family Mortgage Revenue Bonds, Homeownership Loan Program, Series 2007E-1, 5.200%, 9/01/38 (Alternative Minimum Tax)	No Opt. Call	AA+	1,394,725
2,955	Total Housing/Single Family			2,990,626
	Long-Term Care – 7.8%

2,250	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	BBB+	2,157,458

	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F:
500	5.500%, 5/15/17	No Opt. Call	BBB–	515,170
1,500	5.750%, 5/15/31	5/17 at 100.00	BBB–	1,395,465

4,250	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.875%, 11/15/29	5/12 at 100.00	N/R	3,578,118

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,500	5.125%, 8/15/26	8/17 at 100.00	BBB–	1,431,270
2,525	5.125%, 8/15/32	8/17 at 100.00	BBB–	2,310,905

2,250	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services Projects, Series 2011, 6.000%, 2/01/41	2/21 at 100.00	BBB+	2,260,013

2,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/37	2/17 at 100.00	BBB+	1,736,320

1,200	St. Louis County Industrial Development Authority, Missouri, GNMA Collateralized Healthcare Facilities Revenue Bonds, Mary, Queen and Mother Association, Series 2001, 5.400%, 9/20/34	3/12 at 100.00	AA+	1,202,520

2,000	St. Louis County Industrial Development Authority, Missouri, Revenue Bonds, Friendship Village of West County, Series 2007A, 5.500%, 9/01/28	9/17 at 100.00	BBB	1,902,120
19,975	Total Long-Term Care			18,489,359
	Materials – 0.4%

1,000	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	881,640
	Tax Obligation/General – 9.6%

	Belton, Missouri, General Obligation Bonds, Refunding & Improvement Series 2011:
1,120	5.000%, 3/01/29	3/21 at 100.00	A+	1,208,984
565	5.000%, 3/01/30	3/21 at 100.00	A+	604,019

540	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2001C, 5.200%, 3/01/21	3/12 at 100.00	AA+	545,951

1,280	Clay County Public School District 53, Liberty, Missouri, General Obligation Bonds, Series 2002B, 5.000%, 3/01/22 – AGM Insured	3/12 at 100.00	AA+	1,293,453

1,315	Independence School District, Jackson County, Missouri, General Obligation Bonds, Series 2010, 5.000%, 3/01/27	3/20 at 100.00	AA+	1,469,749

2,000	Miller County School District R-2, Osage, Missouri, General Obligation Bonds, Series 2006, 5.000%, 3/01/24 – AGM Insured	3/16 at 100.00	AA–	2,142,400

	Missouri School Boards Association, Lease Participation Certificates, Clay County School District 53 Liberty, Series 2007:
1,070	5.250%, 3/01/26 – AGM Insured	3/17 at 100.00	AA–	1,154,016
625	5.250%, 3/01/27 – AGM Insured	3/17 at 100.00	AA–	670,669

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,250	Nixa Reorganized School District R 02, Missouri, General Obligation Bonds, Series 2006, 5.250%, 3/01/24 – AGM Insured	3/16 at 100.00	AA+	$1,370,088

1,240	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Direct Deposit Program, Series 2007, 5.000%, 3/01/27	3/18 at 100.00	AA+	1,357,788

4,500	North Kansas City School District 74, Clay County, Missouri, General Obligation Bonds, Series 2005, 5.000%, 3/01/25	3/15 at 100.00	AA+	4,772,430

	Springfield School District R12, Missouri, General Obligation Bonds, Series 2003:
1,225	5.125%, 3/01/20 – FGIC Insured	3/13 at 100.00	AA+	1,282,257
2,000	5.000%, 3/01/22 – FGIC Insured	3/13 at 100.00	AA+	2,093,020
1,250	5.000%, 3/01/23 – FGIC Insured	3/13 at 100.00	AA+	1,285,500

1,345	St. Louis County Pattonville School District R3, Missouri, General Obligation Bonds, Series 2000, 6.500%, 3/01/14 – FGIC Insured	No Opt. Call	AA	1,517,940
21,325	Total Tax Obligation/General			22,768,264
	Tax Obligation/Limited – 21.3%

1,290	Cape Girardeau County Building Corporation, Missouri, Leasehold Revenue Bonds, Reorganized School District R-02, Jackson R-II School District High School Project, Series 2005, 5.250%, 3/01/21 – NPFG Insured	3/16 at 100.00	A	1,417,400

420	Cottleville, Missouri, Certificates of Participation, Series 2006, 5.250%, 8/01/31	8/14 at 100.00	N/R	414,645

1,035	Dunklin County, Missouri, Certificates of Participation, Series 2004, 5.000%, 12/01/19 – FGIC Insured	12/14 at 100.00	BBB	1,083,821

745	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006, 4.500%, 4/01/21	4/14 at 100.00	BBB+	759,192

1,685	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006, 5.000%, 6/01/28	6/16 at 100.00	N/R	1,272,984

265	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	269,585

3,000	Harrisonville, Missouri, Lease Participation Certificates, Series 2003, 5.000%, 12/01/22 – SYNCORA GTY Insured	12/13 at 100.00	A+	3,088,770

500	Kansas City Industrial Development Authority, Missouri, Downtown Redevelpment District Revenue Bonds, Series 2011A, 5.000%, 9/01/32	9/21 at 100.00	AA–	510,610

2,525	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A, 5.400%, 6/01/24	6/14 at 102.00	N/R	2,257,880

500	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Maincor Project, Series 2007A, 5.250%, 3/01/18	No Opt. Call	N/R	497,590

330	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011, 5.000%, 6/01/21	6/16 at 100.00	N/R	335,178

2,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	1,920,940

3,885	Missouri Association of Rural Education, Pulaski County, Certificates of Participation, Waynesville School District R-6, Series 2004, 5.100%, 3/01/24 – NPFG Insured	3/14 at 100.00	Baa1	3,938,963

4,920	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, Branson Landing Project, Series 2005A, 5.000%, 6/01/35	6/15 at 100.00	A	4,955,326

2,335	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2006C, 5.000%, 3/01/28	3/16 at 100.00	A–	2,285,241

450	Monarch-Chesterfield Levee District, St. Louis County, Missouri, Levee District Improvement Bonds, Series 1999, 5.750%, 3/01/19 – NPFG Insured	3/12 at 100.00	A	451,602

2,500	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 5.000%, 5/01/23	5/12 at 102.00	N/R	2,123,425

1,000	Pevely, Missouri, General Obligation Bonds, Series 2004, 5.250%, 3/01/24 – RAAI Insured	3/13 at 100.00	N/R	1,017,110

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$3,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 1993L, 5.500%, 7/01/21	No Opt. Call	Baa1		$3,228,960

1,930	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		2,086,639

535	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2011A-1, 5.250%, 8/01/43	8/21 at 100.00	A+		544,914

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
10,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2		1,558,200
3,720	0.000%, 8/01/42 – NPFG Insured	No Opt. Call	Aa2		542,190

1,170	Riverside, Missouri, L-385 Levee Redevelopment Plan Tax Increment Revenue Bonds, Series 2004, 5.250%, 5/01/20	5/15 at 100.00	A		1,213,243

1,945	Springfield Center City Development Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Exposition Center, Series 2002A, 5.000%, 6/01/27 – AMBAC Insured	6/12 at 100.00	Aa3		1,955,989

2,055	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Jordan Valley Park Projects, Series 2000A, 6.125%, 6/01/21 – AMBAC Insured	6/12 at 100.00	N/R		2,055,000

2,500	Springfield Public Building Corporation, Missouri, Lease Revenue Bonds, Series 2004, 5.000%, 3/01/24 – AMBAC Insured	3/14 at 100.00	Aa2		2,679,500

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
660	5.375%, 11/01/24	11/14 at 100.00	N/R		622,677
1,600	5.500%, 11/01/27	11/14 at 100.00	N/R		1,479,984

1,800	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.500%, 11/01/27	11/14 at 100.00	N/R		1,639,620

3,225	St. Louis Industrial Development Authority, Missouri, Senior Lien Revenue Bonds, St. Louis Convention Center Headquarters Hotel, Series 2000, 0.000%, 7/15/15 – AMBAC Insured	No Opt. Call	A		2,611,637
63,525	Total Tax Obligation/Limited				50,818,815
	Transportation – 6.1%

2,000	Kansas City, Missouri, Passenger Facility Charge Revenue Bonds, Kansas City International Airport, Series 2001, 5.000%, 4/01/23 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 100.50	A		2,021,200

	St. Louis Land Clearance Redevelopment Authority, Missouri, Revenue Refunding and Improvement Bonds, LCRA Parking Facilities, Series 1999C:
1,000	7.000%, 9/01/19	3/12 at 100.00	N/R		1,000,090
2,400	7.050%, 9/01/24	3/12 at 100.00	N/R		2,278,584

3,100	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–		3,510,471

2,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/21 – AGM Insured	7/17 at 100.00	AA–		2,128,500

	St. Louis, Missouri, Airport Revenue Refunding Bonds, Series 2003A:
2,450	5.250%, 7/01/16 – AGM Insured	7/13 at 100.00	AA–		2,581,149
1,000	5.250%, 7/01/18 – AGM Insured	7/13 at 100.00	AA–		1,045,830
13,950	Total Transportation				14,565,824
	U.S. Guaranteed – 6.9% (4)

4,500	Cape Girardeau County, Missouri, Single Family Mortgage Revenue Bonds, Series 1983, 0.000%, 12/01/14 (ETM)	No Opt. Call	Aaa		4,371,795

2,710	Columbia, Missouri, Water and Electric Revenue Bonds, Series 2002A, 5.000%, 10/01/26 (Pre-refunded 10/01/12) – AMBAC Insured	10/12 at 100.00	AA–	(4)	2,817,099

1,025	Excelsior Springs School District, Missouri, Leasehold Revenue Bonds, Series 1994, 0.000%, 3/01/14 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	1,005,351

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Missouri Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$2,500	Fenton, Missouri, Tax Increment Refunding and Improvement Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2002, 6.125%, 10/01/21 (Pre-refunded 10/01/12)	10/12 at 100.00	AAA		$2,622,700

1,500	Lees Summit Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, John Knox Village, Series 2002, 5.700%, 8/15/22 (Pre-refunded 8/15/12)	8/12 at 101.00	AAA		1,570,410

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lester E. Cox Medical Center, Series 1992H:
1,000	0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	888,530
1,785	0.000%, 9/01/21 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	1,346,051
2,385	0.000%, 9/01/22 – NPFG Insured (ETM)	No Opt. Call	A2	(4)	1,710,570
17,405	Total U.S. Guaranteed				16,332,506
	Utilities – 6.0%

3,000	Missouri Environmental Improvement and Energy Resources Authority, Revenue Bonds, Kansas City Power & Light Company Project, Series 2008, 4.900%, 5/01/38	5/20 at 100.00	A		3,135,840

2,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/34 – NPFG Insured	1/16 at 100.00	A–		2,010,540

1,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – AMBAC Insured	1/17 at 100.00	A3		1,013,170

1,195	Nixa, Missouri, Electric System Revenue Bonds, Series 2005, 5.000%, 4/01/25 – SYNCORA GTY Insured	4/13 at 100.00	N/R		1,201,895

2,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3		2,212,319

1,560	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3		1,565,802

3,030	Sikeston, Missouri, Electric System Revenue Refunding Bonds, Series 1996, 6.000%, 6/01/14 – NPFG Insured	No Opt. Call	Baa1		3,226,707
13,785	Total Utilities				14,366,273
	Water and Sewer – 2.5%

1,000	Carroll County Public Water Supply District 1, Missouri, Water System Revenue Bonds, Refunding Series 2009, 6.000%, 3/01/39	3/18 at 100.00	A		1,073,839

1,600	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	A–		1,638,079

500	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Saint Joseph Sewerage System Improvement Projects, Series 2011E, 5.375%, 5/01/36 (WI/DD, Settling 12/13/11)	No Opt. Call	A		492,948

2,965	Missouri Environmental Improvement and Energy Resources Authority, Water Facility Revenue Bonds, Missouri-American Water Company, Series 2006, 4.600%, 12/01/36 – AMBAC Insured (Alternative Minimum Tax) (UB)	12/16 at 100.00	AA+		2,859,535
6,065	Total Water and Sewer				6,064,401
$253,908	Total Investments (cost $228,877,187) – 99.6%				237,392,503
	Floating Rate Obligations – (0.9)%				(2,225,000)
	Other Assets Less Liabilities – 1.3%				3,126,618
	Net Assets – 100%				$238,294,121

46	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 5.1%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
$6,500	5.125%, 6/01/24	6/17 at 100.00	BB–	$4,921,345
5,000	5.750%, 6/01/34	6/17 at 100.00	BB–	3,563,500
15,355	5.875%, 6/01/47	6/17 at 100.00	BB–	10,752,953

5,290	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	4,951,228
32,145	Total Consumer Staples			24,189,026
	Education and Civic Organizations – 8.1%

4,090	Cleveland State University, Ohio, General Receipts Bonds, Series 2003A, 5.000%, 6/01/23 – FGIC Insured	6/13 at 100.00	A+	4,274,786

1,825	Miami University of Ohio, General Receipts Bonds, Series 2011, 5.000%, 9/01/36 (WI/DD, Settling 12/21/11)	9/21 at 100.00	Aa3	1,896,996

	Ohio Higher Education Facilities Commission, General Revenue Bonds, Case Western Reserve University, Series 2004A:
2,310	5.000%, 12/01/16 – AMBAC Insured	12/13 at 100.00	AA–	2,467,611
2,825	5.000%, 12/01/17 – AMBAC Insured	12/13 at 100.00	AA–	2,996,252
2,975	5.000%, 12/01/18 – AMBAC Insured	12/13 at 100.00	AA–	3,155,345

1,600	Ohio Higher Education Facilities Commission, General Revenue Bonds, Kenyon College, Series 2006, 5.000%, 7/01/41	7/16 at 100.00	A+	1,621,184

1,750	Ohio Higher Education Facilities Commission, General Revenue Bonds, Oberlin College, Series 2003, 5.125%, 10/01/24	10/13 at 100.00	AA	1,855,070

910	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 1990B, 6.500%, 10/01/20	No Opt. Call	AA–	1,105,859

510	Ohio Higher Education Facilities Commission, Revenue Bonds, Ohio Northern University, Series 2005, 5.000%, 5/01/20	5/15 at 100.00	Baa2	514,600

	Ohio Higher Education Facilities Commission, Revenue Bonds, Wittenberg University, Series 2005:
1,000	5.000%, 12/01/24	12/15 at 100.00	Ba1	880,090
1,000	5.000%, 12/01/29	12/15 at 100.00	Ba1	827,380

	Ohio Higher Educational Facilities Commission, Revenue Bonds, University of Dayton, Series 2004:
1,315	5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	A	1,355,804
1,060	5.000%, 12/01/27 – AMBAC Insured	12/14 at 100.00	A	1,085,345

	Ohio Higher Educational Facilities Commission, Revenue Bonds, Wittenberg University, Series 2001:
1,200	5.500%, 12/01/21	6/12 at 100.00	Ba1	1,157,100
2,075	5.000%, 12/01/26	6/12 at 100.00	Ba1	1,775,993

1,885	Ohio State Higher Education Facilities, Revenue Bonds, Case Western Reserve University, Series 2006, 5.000%, 12/01/44 – NPFG Insured	12/16 at 100.00	AA–	1,936,574

	Ohio University at Athens, Subordinate Lien General Receipts Bonds, Series 2004:
1,855	5.000%, 12/01/21 – NPFG Insured	6/14 at 100.00	Aa3	1,996,091
1,900	5.000%, 12/01/23 – NPFG Insured	6/14 at 100.00	Aa3	1,977,083

1,675	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004A, 5.000%, 6/01/21 – AMBAC Insured	6/14 at 100.00	A+	1,794,009

	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004D:
1,325	5.000%, 6/01/24 – AMBAC Insured	6/14 at 100.00	A+	1,422,772
1,005	5.000%, 6/01/26 – AMBAC Insured	6/14 at 100.00	A+	1,064,235

1,025	University of Cincinnati, Ohio, General Receipts Bonds, Series 2004E, 5.000%, 6/01/21 – AMBAC Insured	12/14 at 100.00	A+	1,102,193
37,115	Total Education and Civic Organizations			38,262,372
	Health Care – 16.8%

7,130	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 1998A, 5.375%, 11/15/24	5/12 at 100.00	Baa1	7,130,143

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facilities Revenue Bonds, Summa Health System, Series 2004A:
$1,220	5.250%, 11/15/31 – RAAI Insured	No Opt. Call	Baa1	$1,162,709
150	5.500%, 11/15/34 – RAAI Insured	11/14 at 100.00	Baa1	145,527

1,065	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Revenue Bonds, Children’s Hospital Medical Center, Series 2003, 5.250%, 11/15/25 – AGM Insured	11/13 at 100.00	Aa3	1,090,581

2,950	Allen County, Ohio, Hospital Facilities Revenue Bonds, Catholic Healthcare Partners, Series 2010A, 5.250%, 6/01/38	6/20 at 100.00	AA–	3,007,732

5,000	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010, 5.500%, 11/01/40	11/20 at 100.00	BBB+	4,876,100

3,900	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 6.000%, 1/01/32	7/13 at 100.00	Aa2	4,099,635

	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Improvement Series 2009:
2,250	5.000%, 11/01/34	11/19 at 100.00	Aa2	2,285,933
3,000	5.250%, 11/01/40	11/19 at 100.00	Aa2	3,069,090

3,180	Franklin County, Ohio, Hospital Revenue Bonds, Nationwide Children’s Hospital Project, Series 2005, 5.000%, 11/01/40	11/18 at 100.00	Aa2	3,199,271

4,830	Franklin County, Ohio, Hospital Revenue Bonds, OhioHealth Corporation, Tender Option Bond Trust 11-21B, 9.304%, 11/15/41 (IF) (5)	11/21 at 100.00	AA	4,901,387

2,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Refunding Series 2002, 5.375%, 10/01/30	10/12 at 100.00	AA–	2,009,900

1,000	Lorain County, Ohio, Hospital Revenue Refunding and Improvement Bonds, Catholic Healthcare Partners, Series 2001A, 5.250%, 10/01/33	No Opt. Call	AA–	1,006,090

305	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2008D, 5.125%, 11/15/40	11/18 at 100.00	AA–	307,300

2,665	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	2,921,266

2,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A2	2,028,880

3,290	Middleburg Heights, Ohio, Hospital Improvement Revenue Refunding Bonds, Southwest General Hospital, Series 1995, 5.625%, 8/15/15 – AGM Insured	2/12 at 100.00	AA–	3,301,252

7,000	Montgomery County, Ohio, Hospital Facilities Revenue Refunding and Improvement Bonds, Kettering Medical Center, Series 1996, 6.250%, 4/01/20 – NPFG Insured	No Opt. Call	A	8,243,550

2,270	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2004A, 5.000%, 5/01/32	No Opt. Call	AA	2,292,814

	Montgomery County, Ohio, Revenue Bonds, Miami Valley Hospital, Series 2009A:
2,000	6.250%, 11/15/33	11/14 at 100.00	Aa3	2,104,080
1,125	6.250%, 11/15/39	11/14 at 100.00	Aa3	1,177,189

2,480	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, Summa Health System Project, Series 2010, 5.250%, 11/15/40 – AGM Insured	5/20 at 100.00	AA–	2,494,409

1,150	Ohio State Higher Educational Facilities Commission, Hospital Revenue Bonds, University Hospitals Health System, Series 2009, 6.750%, 1/15/39	1/15 at 100.00	A	1,198,530

1,000	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009A, 5.500%, 1/01/39	1/19 at 100.00	Aa2	1,043,110

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3551:
700	19.675%, 1/01/17 (IF)	No Opt. Call	Aa2	803,012
5,625	20.215%, 1/01/33 (IF)	1/19 at 100.00	Aa2	6,594,975

2,280	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Tender Option Bond Trust 3591, 20.372%, 1/01/17 (IF)	No Opt. Call	Aa2	2,673,163

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$665	Richland County, Ohio, Hospital Facilities Revenue Improvement Bonds, MedCentral Health System Obligated Group, Series 2000B, 6.375%, 11/15/22	11/12 at 100.00	A–	$669,595

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
75	5.000%, 11/15/13	No Opt. Call	A–	79,642
2,700	5.250%, 11/15/36	11/16 at 100.00	A–	2,720,412

1,075	Ross County, Ohio, Hospital Revenue Refunding Bonds, Adena Health System Series 2008, 5.750%, 12/01/35	12/18 at 100.00	A	1,102,681
76,080	Total Health Care			79,739,958
	Housing/Multifamily – 2.6%

945	Clark County, Ohio, Multifamily Housing Revenue Bonds, Church of God Retirement Home, Series 1998, 6.250%, 11/01/30 (Alternative Minimum Tax)	5/12 at 100.00	N/R	711,453

3,045	Franklin County, Ohio, GNMA Collateralized Multifamily Housing Mortgage Revenue Bonds, Carriage House Apartments Project, Series 2002, 5.400%, 3/20/37	9/13 at 100.00	Aaa	3,084,950

1,805	Montgomery County, Ohio, GNMA Guaranteed Multifamily Housing Revenue Bonds, Canterbury Court Project, Series 2007, 5.500%, 10/20/42 (Alternative Minimum Tax)	10/18 at 101.00	Aa1	1,863,139

1,285	Ohio Capital Corporation for Housing, FHA-Insured Section 8 Assisted Mortgage Loan Revenue Refunding Bonds, Series 1999D, 5.950%, 2/01/23	2/12 at 100.00	Aa2	1,286,696

2,175	Summit County Port Authority, Ohio, Multifamily Housing Revenue Bonds, Callis Tower Apartments Project, Series 2007, 5.250%, 9/20/47 (Alternative Minimum Tax)	9/17 at 102.00	Aaa	2,203,166

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa	2,997,420
12,255	Total Housing/Multifamily			12,146,824
	Housing/Single Family – 0.2%

1,005	Ohio Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006H, 5.000%, 9/01/31 (Alternative Minimum Tax)	9/15 at 100.00	Aaa	1,009,181
	Industrials – 1.7%

500	Cleveland-Cuyahoga County Port Authority, Ohio, Common Bond Fund Revenue Bonds, Cleveland Christian Home Project, Series 2002C, 5.950%, 5/15/22	5/12 at 102.00	BBB–	488,965

290	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Bond Fund Program – Columbia National Group Project, Series 2005D, 5.000%, 5/15/20 (Alternative Minimum Tax)	11/15 at 100.00	BBB–	265,028

1,455	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Jergens Inc., Series 1998A, 5.375%, 5/15/18 (Alternative Minimum Tax)	5/12 at 100.00	BBB–	1,407,611

75	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 1997A, 5.800%, 5/15/27 (Alternative Minimum Tax)	No Opt. Call	BBB–	68,762

400	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, Port Cleveland Bond Fund, Series 2002A, 5.600%, 11/15/15	5/12 at 102.00	BBB–	397,864

	Ohio State, Economic Development Revenue Bonds, Ohio Enterprise Bond Fund, Shearer’s Foods Inc. Project, Series 2009-5.,:
1,455	5.000%, 6/01/22	12/19 at 100.00	AA–	1,653,797
1,645	5.000%, 12/01/24	12/19 at 100.00	AA–	1,814,715

	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-4:
255	5.000%, 6/01/15 (Alternative Minimum Tax)	6/12 at 102.00	AA–	262,772
675	5.450%, 6/01/22 (Alternative Minimum Tax)	6/12 at 102.00	AA–	693,340

1,020	Ohio, Economic Development Revenue Bonds, Enterprise Bond Fund Loan Pool, Series 2002-7, 5.850%, 12/01/22 (Alternative Minimum Tax)	No Opt. Call	AA–	1,058,770
7,770	Total Industrials			8,111,624

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care – 1.2%

$1,005	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	$1,015,161

2,000	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Series 2002A, 5.125%, 7/01/22 – RAAI Insured	7/12 at 100.00	BBB	2,004,600

2,580	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,590,346
5,585	Total Long-Term Care			5,610,107
	Materials – 0.8%

3,500	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	3,568,460
	Tax Obligation/General – 21.2%

	Adams County Valley School District, Adams and Highland Counties, Ohio, Unlimited Tax School Improvement General Obligation Bonds, Series 1995:
4,310	7.000%, 12/01/15 – NPFG Insured	No Opt. Call	Baa1	4,717,511
9,500	5.250%, 12/01/21 – NPFG Insured	6/12 at 100.00	Baa1	9,510,640

600	Anthony Wayne Local School District, Lucas, Wood and Fulton Counties, Ohio, School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa3	585,186

25	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 5.250%, 12/01/31	6/18 at 100.00	AA	26,590

1,000	Beavercreek City School District, Ohio, General Obligation Bonds, Series 2009, 5.000%, 12/01/36	6/19 at 100.00	Aa1	1,049,390

1,185	Buckeye Valley Local School District, Ohio, Unlimited Tax General Obligation Bonds, Series 1995A, 6.850%, 12/01/15 – NPFG Insured	No Opt. Call	Baa1	1,300,052

1,180	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 0.000%, 12/01/33 – NPFG Insured	No Opt. Call	A1	375,122

2,515	Canton City School District, Stark County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/19 – NPFG Insured	6/15 at 100.00	A–	2,749,272

2,295	Central Ohio Solid Waste Authority, General Obligation Bonds, Series 2004A, 5.000%, 12/01/15 – AMBAC Insured	6/14 at 100.00	AAA	2,510,937

1,000	Clyde-Green Springs Exempt Village School District, Summit County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/27 – AGM Insured	6/18 at 100.00	Aa2	1,066,490

1,000	Columbus City School District, Franklin County, Ohio, General Obligation Bonds, Series 2006, 0.000%, 12/01/28 – AGM Insured	No Opt. Call	AA	444,500

2,675	Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/22	12/14 at 100.00	AA+	2,932,763

1,345	Cuyahoga County, Ohio, Limited Tax General Obligation Bonds, Series 1993, 5.650%, 5/15/18	No Opt. Call	Aa1	1,550,785

435	Cuyahoga County, Ohio, Limited Tax General Obligation Various Purpose Refunding Bonds, Series 1993B, 5.250%, 10/01/13	No Opt. Call	AA+	452,104

1,245	Cuyahoga Falls, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/18 – NPFG Insured	6/14 at 100.00	Aa2	1,354,149

1,170	Dayton, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/15 – AMBAC Insured	6/14 at 100.00	Aa2	1,284,297

1,000	Delaware City School District, Delaware County, Ohio, Unlimited Tax General Obligation School Facilities Construction and Improvement Bonds, Series 1995, 0.000%, 12/01/11 – FGIC Insured	No Opt. Call	BBB	999,980

1,000	Fairview Park, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/25 – NPFG Insured	12/15 at 100.00	Aa2	1,050,420

1,005	Findlay, Ohio, General Obligation Bonds, Series 2004, 5.250%, 7/01/15 – NPFG Insured	7/14 at 100.00	AA	1,109,681

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$3,160	Franklin County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/28	12/17 at 100.00	AAA	$3,435,141

2,500	Hubbard Exempt Village School District, Trumbull County, Ohio, General Obligation Bonds, Classroom Facilities Improvements, Series 2007, 5.000%, 12/01/34 – CIFG Insured	6/17 at 100.00	A+	2,583,100

	Indian Creek Local School District, Jefferson County, Ohio, General Obligation Bonds, School Facilities Construction and Improvements, Series 2009:
1,750	5.000%, 12/01/34	No Opt. Call	Aa2	1,875,948
1,100	5.125%, 12/01/36	No Opt. Call	Aa2	1,176,956

1,270	Kenston Local School District, Geauga County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/23 – NPFG Insured	6/13 at 100.00	Aa1	1,335,900

1,400	Kent City School District, Portage County, Ohio, General Obligation Library Improvement Bonds, Series 2004, 5.000%, 12/01/20 – FGIC Insured	12/14 at 100.00	AA	1,531,460

1,500	Kettering City School District, Montgomery County, Ohio, General Obligation Bonds, Series 2007, 5.250%, 12/01/31 – AGM Insured	No Opt. Call	Aa2	1,728,990

185	Kettering, Ohio, Limited Tax General Obligation Bonds, Series 1991, 6.650%, 12/01/12	6/12 at 100.00	Aa2	185,971

	Kings Local School District, Warren County, Ohio, General Obligation School Improvement Bonds, Series 2005:
1,000	5.000%, 12/01/22 – NPFG Insured	6/15 at 100.00	Aaa	1,103,430
1,480	5.000%, 12/01/24 – NPFG Insured	6/15 at 100.00	Aaa	1,627,112

505	Lake County, Ohio, Limited Tax Sewer District Improvement Bonds, Series 2000, 5.600%, 12/01/20	No Opt. Call	Aa1	647,723

1,725	Lakewood City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/30 – FGIC Insured	12/17 at 100.00	Aa2	1,808,266

1,000	Lorain, Ohio, General Obligation Bonds, Pellet Terminal Improvement Series 2008, 6.750%, 12/01/28 – AMBAC Insured	12/12 at 100.00	A3	1,111,360

2,380	Lucas County, Ohio, General Obligation Bonds, Various Purpose Series 2010, 5.000%, 10/01/40	10/18 at 100.00	Aa2	2,451,329

1,855	Marysville Exempted School District, Union County, Ohio, General Obligation Bonds, Series 2006, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA–	1,962,349

1,000	Mason City School District, Counties of Warren and Butler, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/31	6/17 at 100.00	Aaa	1,058,830

1,000	Milford Exempted Village School District, Ohio, General Obligation Bonds, Series 2008, 5.250%, 12/01/36	12/18 at 100.00	Aa3	1,038,840

1,265	Monroe Local School District, Butler County, Ohio, General Obligation Bonds, Series 2002, 5.750%, 12/01/20 – AMBAC Insured	No Opt. Call	A2	1,557,772

530	Newark, Ohio, General Obligation Bonds, Storm Sewer Improvement Series 2009, 5.500%, 12/01/34	12/19 at 100.00	Aa3	584,558

	Oak Hills Local School District, Hamilton County, Ohio, General Obligation Bonds, Refunding Series 2005:
3,740	5.000%, 12/01/23 – AGM Insured	12/15 at 100.00	AA–	3,950,973
1,000	5.000%, 12/01/25 – AGM Insured	12/15 at 100.00	AA–	1,041,720

730	Ohio, General Obligation Bonds, Common Schools, Series 2004B, 5.000%, 3/15/21	3/14 at 100.00	AA+	792,627

1,845	Ohio, General Obligation Bonds, Infrastructure Improvement Series 2005A, 5.000%, 9/01/16	3/15 at 100.00	AA+	2,068,909

6,055	Ohio, General Obligation Bonds, Infrastructure Improvements, Series 2003F, 5.000%, 2/01/22	2/13 at 100.00	AA+	6,299,259

1,000	Olmsted Falls City School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2007, 5.000%, 12/01/35 – SYNCORA GTY Insured	6/17 at 100.00	A+	1,031,750

1,500	Pettisville Local School District, Fulton County, Ohio, General Obligation Bonds, School Facilities Construction and Improvement Bonds, Series 2009, 5.000%, 12/01/36	No Opt. Call	Aa2	1,592,895

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$500	Pickerington Local School District, Fairfield County, Ohio, General Obligation Bonds, Series 1993, 0.000%, 12/01/11 – AMBAC Insured	No Opt. Call	N/R	$499,995

3,315	South Point Local School District, Lawrence County, Ohio, General Obligation Bonds, Series 2004, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA	3,489,402

30	Strongsville, Ohio, Limited Tax General Obligation Various Purpose Improvement Bonds, Series 1996, 5.950%, 12/01/21	2/12 at 100.00	Aaa	30,131

2,315	Summit County, Ohio, General Obligation Bonds, Series 2002R, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	Aa1	2,892,083

1,300	Sylvania City School District, Ohio, General Obligation School Improvement Bonds, Series 1995, 5.250%, 12/01/36 – AGC Insured	6/17 at 100.00	Aa2	1,347,385

735	Symmes Township, Hamilton County, Ohio, General Obligation Bonds, Parkland Acquistion & Improvment Series 2010, 5.250%, 12/01/37	12/20 at 100.00	Aa1	811,778

3,755	Toledo City School District, Lucas County, Ohio, General Obligation Bonds, Series 2003B, 5.000%, 12/01/22 – FGIC Insured	12/13 at 100.00	Aa2	3,994,531

1,000	Vandalia Butler City School District, Montgomery County, Ohio, General Obligation Bonds, School Improvment Series 2009, 5.125%, 12/01/37	No Opt. Call	AA	1,046,880

500	Wadsworth City School District, Medina County, Ohio, General Obligation Bonds, School Improvement Series 2009, 5.000%, 12/01/37 – AGC Insured	12/17 at 100.00	AA–	523,865

	West Chester Township, Butler County, Ohio, General Obligation Bonds, Series 2003:
1,365	5.250%, 12/01/19 – NPFG Insured	12/13 at 100.00	Aaa	1,473,872
1,515	5.250%, 12/01/21 – NPFG Insured	12/13 at 100.00	Aaa	1,635,836

2,000	West Clermont Local School District, Clermont County, Ohio, General Obligation Bonds, Series 2008, 5.000%, 12/01/31 – AGM Insured	12/18 at 100.00	AA–	2,122,980
95,290	Total Tax Obligation/General			100,521,775
	Tax Obligation/Limited – 15.6%

5,690	Akron, Ohio, Income Tax Revenue Bonds, Community Learning Centers, Series 2004A, 5.000%, 12/01/33 – FGIC Insured	12/13 at 100.00	AA+	5,767,270

	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006:
950	5.000%, 12/01/25	12/16 at 102.00	N/R	934,506
1,165	5.000%, 12/01/30	12/16 at 102.00	N/R	1,069,202
650	5.000%, 12/01/35	12/16 at 102.00	N/R	566,020

1,150	Cincinnati, Ohio, Economic Development Revenue Bonds, Keystone Parke Project, Series 2008A, 5.000%, 11/01/38	11/13 at 102.00	AA	1,162,236

1,850	Cleveland-Cuyahoga County Port Authority, Ohio, Development Revenue Bonds, R.I.T.A. Project, Series 2004, 5.000%, 11/15/19 – RAAI Insured	11/14 at 100.00	N/R	1,903,188

	Columbiana Exempted Village School District, Columbiana County, Ohio, Certificates of Participation, Series 2010:
1,400	5.000%, 12/01/26 – AGM Insured	12/20 at 100.00	AA–	1,529,864
1,645	5.000%, 12/01/28 – AGM Insured	12/20 at 100.00	AA–	1,768,984

1,380	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/25 – AMBAC Insured	6/14 at 100.00	BBB+	1,414,045

3,250	Cuyhoga County, Ohio, Economic Development Revenue Bonds, Federally Taxable Recovery Zone Facility Medical Mart-Convention Center Project, Series 2010G, 5.000%, 12/01/27	12/20 at 100.00	AA	3,525,665

1,700	Delaware County District Library, Delaware, Franklin, Marion, Morrow and Union Counties, Ohio, Library Fund Library Facilities Special Obligation Notes, Series 2009, 5.000%, 12/01/34	12/19 at 100.00	Aa2	1,801,694

5,615	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Anticipation Bonds, Series 2005, 5.000%, 12/01/25 – AMBAC Insured	12/15 at 100.00	Aaa	5,965,208

	Franklin County Convention Facilities Authority, Ohio, Excise Tax and Lease Revenue Refunding Anticipation Bonds, Series 2007:
2,215	5.000%, 12/01/26	12/17 at 100.00	Aaa	2,380,461
2,000	5.000%, 12/01/27	12/17 at 100.00	Aaa	2,142,700

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,610	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A		$2,655,153

3,810	Greater Cleveland Regional Transit Authority, Ohio, General Obligation Bonds, Capital Improvement Refunding Series 2004, 5.000%, 12/01/17 – NPFG Insured	12/14 at 100.00	Aa2		4,153,395

1,210	Groveport, Ohio, Special Obligation Income Tax Receipts Bonds, Series 2002, 5.000%, 12/01/22 – NPFG Insured	12/12 at 100.00	A1		1,245,937

	Hamilton County Convention Facilities Authority, Ohio, First Lien Revenue Bonds, Series 2004:
2,300	5.000%, 12/01/20 – FGIC Insured	6/14 at 100.00	A+		2,463,254
2,535	5.000%, 12/01/22 – FGIC Insured	6/14 at 100.00	A+		2,718,154

5,800	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 5.000%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		5,924,700

3,300	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Series 2000B, 0.000%, 12/01/28 – AMBAC Insured	No Opt. Call	A+		1,366,101

2,635	Mayfield City School District, Ohio, Certificates of Participation, Middle School Project, Series 2009B, 5.000%, 9/01/31	9/19 at 100.00	Aa2		2,736,843

2,015	Milton Union Exempt Village School District, Ohio, Special Limited Obligation Bonds, Series 2009, 5.000%, 12/01/32	12/19 at 100.00	A+		2,134,147

1,485	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2001B, 5.500%, 10/01/16 – AMBAC Insured	4/12 at 100.00	A1		1,498,558

265	Ohio Department of Transportation, Certificates of Participation, Panhandle Rail Line, Series 1992A, 6.500%, 4/15/12 – AGM Insured	2/12 at 100.00	AA–		266,296

1,900	Ohio State Building Authority, State Facilities Bonds, Administrative Building Fund Projects, Series 2005A, 5.000%, 4/01/25 – AGM Insured	4/15 at 100.00	AA		2,057,472

3,135	Ohio State Building Authority, State Facilities Bonds, Adult Correctional Building Fund Project, Series 2005A, 5.000%, 4/01/23 – AGM Insured	4/15 at 100.00	AA		3,439,628

1,490	Ohio, State Appropriation Lease Bonds, Mental Health Capital Facilities, Series 2003B-II, 5.000%, 6/01/16	6/13 at 100.00	AA		1,574,349

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2004A-II, 5.000%, 12/01/15	12/13 at 100.00	AA		1,078,740

1,000	Ohio, State Appropriation Lease Bonds, Parks and Recreation Capital Facilities, Series 2005A-II, 5.250%, 2/01/19 – AGM Insured	2/15 at 100.00	AA		1,107,300

11,900	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/34	No Opt. Call	A+		2,939,062

18,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 8/01/44 – NPFG Insured	No Opt. Call	Aa2		2,292,660

400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2010A, 0.000%, 8/01/35	No Opt. Call	A+		92,032
97,450	Total Tax Obligation/Limited				73,674,824
	Transportation – 2.9%

	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2003C:
1,025	5.250%, 12/01/27 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		1,032,155
750	5.350%, 12/01/32 – RAAI Insured (Alternative Minimum Tax)	12/13 at 100.00	A–		738,840

10,000	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/24 – FGIC Insured	No Opt. Call	AA		11,928,700
11,775	Total Transportation				13,699,695
	U.S. Guaranteed – 5.9% (4)

3,590	Canal Winchester Local School District, Franklin and Fairfield Counties, Ohio, General Obligation Bonds, Series 2005B, 5.000%, 12/01/27 (Pre-refunded 6/01/15) – NPFG Insured	6/15 at 100.00	A1	(4)	4,101,072

1,235	Dayton, Ohio, Airport Revenue Bonds, James M. Cox International Airport, Series 2005B, 5.000%, 12/01/14 – SYNCORA GTY Insured (ETM)	No Opt. Call	A–	(4)	1,395,093

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$185	Lorain, Ohio, Hospital Revenue Refunding Bonds, Lakeland Community Hospital Inc., Series 1992, 6.500%, 11/15/12 (ETM)	2/12 at 100.00	A1	(4)	$189,113

5,610	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Series 2001, 5.375%, 9/01/21 (ETM)	2/12 at 100.00	N/R	(4)	5,631,486

3,000	Ohio Higher Education Facilities Commission, Revenue Bonds, Case Western Reserve University, Series 2002B, 5.500%, 10/01/22 (Pre-refunded 10/01/12)	10/12 at 100.00	N/R	(4)	3,131,580

3,340	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		3,729,912

530	Ohio Water Development Authority, Revenue Bonds, Drinking Water Assistance Fund, State Match, Series 2008, 5.000%, 6/01/28 (Pre-refunded 6/01/18) – AGM Insured	6/18 at 100.00	AAA		643,023

1,000	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		1,144,600

	Olentangy Local School District, Delaware and Franklin Counties, Ohio, General Obligation Bonds, Series 2004A:
400	5.250%, 12/01/21 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	446,264
3,055	5.250%, 12/01/22 (Pre-refunded 6/01/14) – FGIC Insured	6/14 at 100.00	AA+	(4)	3,408,341

1,495	Otsego Local School District, Wood, Henry and Lucas Counties, Ohio, General Obligation Bonds, Series 2004, 5.375%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(4)	1,705,436

1,545	Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds, Series 1989O, 0.000%, 7/01/17 (ETM)	No Opt. Call	AA+	(4)	1,323,169

1,185	Sugarcreek Local School District, Athens County, Ohio, General Obligation Bonds, Series 2003, 5.250%, 12/01/24 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	A1	(4)	1,298,724
26,170	Total U.S. Guaranteed				28,147,813
	Utilities – 7.0%

5,000	American Municipal Power Ohio Inc., General Revenue Bonds, Prairie State Energy Campus Project Series 2008A, 5.250%, 2/15/43	2/18 at 100.00	A1		5,202,200

1,535	Cleveland Public Power System, Ohio, First Mortgage Improvement Revenue Bonds, Series 1994A, 0.000%, 11/15/13 – NPFG Insured	No Opt. Call	A2		1,484,084

	Cleveland, Ohio, Public Power System Revenue Bonds, Series 2008B-2:
4,740	0.000%, 11/15/34 – NPFG Insured	No Opt. Call	A2		1,406,026
2,000	5.000%, 11/15/38 – NPFG Insured	5/18 at 100.00	A2		2,020,280
7,500	0.000%, 11/15/38 – NPFG Insured	No Opt. Call	A2		1,746,675

4,400	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–		4,864,200

	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004:
1,000	5.000%, 2/15/20 – AMBAC Insured	2/14 at 100.00	A1		1,050,570
5,450	5.000%, 2/15/21 – AMBAC Insured	2/14 at 100.00	A1		5,698,030
1,640	5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1		1,705,042
3,295	5.000%, 2/15/23 – AMBAC Insured	2/14 at 100.00	A1		3,415,894

4,460	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Co-Generation Facility Revenue Bonds, Series 2000A, 6.625%, 6/01/26 (Alternative Minimum Tax)	6/12 at 100.00	Baa3		4,459,554
41,020	Total Utilities				33,052,555
	Water and Sewer – 7.3%

1,390	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	Aa3		1,424,291

1,730	Butler County, Ohio, Sewerage System Revenue Bonds, Series 2005, 5.000%, 12/01/23 – AGM Insured	No Opt. Call	Aa3		2,032,491

4,355	Cincinnati, Ohio, Water System Revenue Bonds, Series 2007B, 5.000%, 12/01/32	12/17 at 100.00	AAA		4,612,772

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Ohio Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$865	City of Marysville, Ohio, Water System Mortgage Revenue Bonds, Series 2007, 5.000%, 12/01/32 – AMBAC Insured	12/17 at 100.00	A1	$890,967

10,330	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	12,521,303

1,865	Hebron, Ohio, Mortgage Revenue Bonds, Waterworks System Improvements, Series 2004, 5.875%, 12/01/25	6/14 at 100.00	N/R	1,870,147

1,260	Lancaster, Ohio, Wastewater System Improvement Revenue Bonds, Series 2004, 5.000%, 12/01/25 – AMBAC Insured	12/14 at 100.00	N/R	1,287,266

4,590	Marysville, Ohio, Wastewater Treatement System Revenue Bonds, Series 2007, 4.750%, 12/01/47 – SYNCORA GTY Insured	12/17 at 100.00	A–	4,326,396

1,505	Marysville, Ohio, Wastewater Treatment System Revenue Bonds, Series 2006, 5.250%, 12/01/25 – SYNCORA GTY Insured	12/16 at 100.00	A–	1,592,681

105	Ohio Water Development Authority, Revenue Bonds, Fresh Water Development, Series 2004, 5.250%, 12/01/15	6/14 at 100.00	AAA	116,080

	Ohio Water Development Authority, Revenue Bonds, Water Development Community Assistance Program, Refunding Series 2009:
1,405	5.000%, 12/01/25	12/19 at 100.00	Aa1	1,578,827
1,475	5.000%, 12/01/26	12/19 at 100.00	Aa1	1,641,867

645	Ohio Water Development Authority, Water Pollution Control Loan Fund Revenue Bonds, Water Quality Project, Series 2005B, 5.000%, 6/01/25	6/15 at 100.00	AAA	715,228
31,520	Total Water and Sewer			34,610,316
$478,680	Total Investments (cost $435,146,970) – 96.4%			456,344,530
	Other Assets Less Liabilities – 3.6%			16,932,452
	Net Assets – 100%			$473,276,982

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

56	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 1.0%

$1,000	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	$830,160
	Education and Civic Organizations – 7.7%

500	Delafield Community Development Authority, Wisconsin, Redevelopment Revenue Bonds, Saint John’s Northwestern Military Academy, Series 2009, 4.700%, 6/01/34	6/19 at 100.00	Aaa	535,235

	Madison Community Development Authority, Wisconsin, Revenue Bonds, The Wisconsin Alumni Research Foundation, Series 2009:
1,065	5.000%, 10/01/22	10/19 at 100.00	AAA	1,253,952
1,000	5.000%, 10/01/23	10/19 at 100.00	AAA	1,163,880
300	5.000%, 10/01/28	10/19 at 100.00	AAA	333,525
2,250	5.000%, 10/01/34	10/19 at 100.00	AAA	2,429,010

370	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, Ana G. Mendez University System, Series 1999, 5.375%, 2/01/29	2/12 at 100.00	BBB–	346,524

200	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/21	3/12 at 100.00	BBB	200,120

250	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.500%, 12/01/31	12/12 at 101.00	BBB–	234,998
5,935	Total Education and Civic Organizations			6,497,244
	Health Care – 19.5%

	Monroe Redevelopment Authority, Wisconsin, Development Revenue Bonds, The Monroe Clinic, Inc., Series 2009:
1,150	5.500%, 2/15/29	2/19 at 100.00	A3	1,180,498
2,485	5.875%, 2/15/39	2/19 at 100.00	A3	2,574,733

25	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, FHA-Insured Mortgage Hospital Revenue Bonds, Doctor Pila Hospital, Series 1995A, 5.875%, 8/01/12	2/12 at 100.00	AA+	25,092

1,000	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 2011A, 6.000%, 7/01/33	7/21 at 100.00	A–	1,055,490

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A:
1,455	5.600%, 2/15/29	2/12 at 100.00	A3	1,455,364
1,000	5.600%, 2/15/29 – ACA Insured	2/12 at 100.00	A3	1,000,250

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/32	5/16 at 100.00	BBB	931,530

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 17.950%, 4/01/17 (IF) (5)	4/19 at 100.00	AA–	1,027,800

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A, 5.375%, 2/15/34	2/16 at 100.00	BBB+	983,370

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A, 5.750%, 5/01/35	5/21 at 100.00	A+	1,041,640

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009, 6.625%, 2/15/32	2/14 at 100.00	A+	1,031,480

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1	1,024,440

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/19	8/16 at 100.00	BBB+	2,079,200

1,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	997,760
16,115	Total Health Care			16,408,647

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 4.5%

$570	Lake Delton Community Development Agency, Wisconsin, GNMA Collateralized Multifamily Housing Revenue Bonds, Woodland Park Project, Series 2001, 5.300%, 2/20/31 (Alternative Minimum Tax)	1/12 at 102.00	N/R	$530,009

1,725	Puerto Rico Housing Finance Authority, Subordinate Lien Capital Fund Program Revenue Bonds, Modernization Series 2008, 5.125%, 12/01/27	12/18 at 100.00	AA–	1,800,193

500	Sheboygan Housing Authority, Wisconsin, GNMA Multifamily Revenue Refunding Bonds, Lake Shore Apartments, Series 1998A, 5.100%, 11/20/26	5/12 at 100.00	AA+	500,380

965	Wisconsin Housing and Economic Development Authority, Housing Revenue Bonds, Series 2006A, 4.550%, 5/01/27 (Alternative Minimum Tax)	5/16 at 100.00	AA	937,353
3,760	Total Housing/Multifamily			3,767,935
	Housing/Single Family – 2.9%

30	Virgin Islands Housing Finance Corporation, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1995A, 6.450%, 3/01/16 (Alternative Minimum Tax)	3/12 at 100.00	N/R	30,058

	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2005E:
1,000	4.900%, 11/01/35	5/15 at 100.00	AA	1,006,340
1,375	4.900%, 11/01/35 – AMBAC Insured	5/15 at 100.00	AA	1,383,718
2,405	Total Housing/Single Family			2,420,116
	Long-Term Care – 1.2%

1,000	New Richmond Community Development Authority, Wisconsin, Health Care Facilities Revenue Bonds, PHM/New Richmond Senior Housing, Inc., Series 2011, 6.650%, 9/01/43	9/18 at 101.00	N/R	1,007,080
	Tax Obligation/General – 0.1%

95	Guam, General Obligation Bonds, Series 1993A, 5.400%, 11/15/18	5/12 at 100.00	B+	94,454
	Tax Obligation/Limited – 48.7%

1,500	Ashwaubenon Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Arena Project, Series 2002, 5.150%, 6/01/29	6/12 at 100.00	Aa1	1,513,455

650	Beloit Community Development Authority, Rock County, Wisconsin, Lease Revenue Bonds, Series 2009, 5.000%, 3/01/25	3/18 at 100.00	N/R	692,452

2,000	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Bayshore Public Parking Project, Series 2004A, 5.000%, 10/01/24	10/14 at 100.00	A1	2,081,720

	Glendale Community Development Authority, Wisconsin, Community Development Lease Revenue Refunding Bonds, Tax Increment District 7, Series 2011B:
1,000	3.850%, 9/01/20	9/18 at 100.00	A1	1,055,400
500	3.700%, 9/01/21	9/18 at 100.00	A1	515,610

440	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.125%, 1/01/42 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	447,612

960	Madison Community Development Authority, Wisconsin, Lease Revenue Refunding Bonds, Monona Terrace, Series 2002, 4.375%, 3/01/20	3/12 at 100.00	Aa2	964,646

675	Milwaukee Redevelopment Authority, Wisconsin, HSI Industrial I LLC Project Revenue Bonds, Series 2008, 5.125%, 6/01/29	6/16 at 100.00	A1	676,883

2,000	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2002A, 4.875%, 8/01/21 – AMBAC Insured	8/12 at 100.00	Aa3	2,026,020

1,220	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Neighborhood Public Schools Initiative, Series 2007A, 4.000%, 8/01/23 – AMBAC Insured	8/17 at 100.00	Aa3	1,269,166

275	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2005A, 4.600%, 8/01/22	8/15 at 100.00	Aa3	288,054

1,500	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.000%, 12/01/26	12/14 at 100.00	Aa3	1,556,445

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

	Neenah Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2008A:
$500	4.625%, 12/01/28	12/18 at 100.00	Aa3		$528,305
1,000	4.750%, 12/01/32	12/18 at 100.00	Aa3		1,043,240

1,000	Onalaska Community Development Authority, Wisconsin, Community Development Lease Revenue Bonds, Series 2003, 4.875%, 10/01/27	10/13 at 100.00	A1		1,007,620

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–		2,721,325

1,200	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2004-I, 5.000%, 7/01/23 – FGIC Insured	7/14 at 100.00	Baa1		1,207,176

1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,081,160

1,325	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 6.000%, 8/01/39	8/20 at 100.00	A+		1,443,932

	Saint Francis Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2007:
400	4.150%, 3/01/20	3/17 at 100.00	A1		429,572
300	4.350%, 3/01/22	3/17 at 100.00	A1		315,717
280	4.500%, 3/01/24	3/17 at 100.00	A1		292,398
520	4.600%, 3/01/27	3/17 at 100.00	A1		537,233

	Southeast Wisconsin Professional Baseball Park District, Sales Tax Revenue Refunding Bonds, Series 1998A:
860	5.500%, 12/15/18 – NPFG Insured	No Opt. Call	AA–		1,054,885
400	5.500%, 12/15/19 – NPFG Insured	No Opt. Call	AA–		493,548
2,200	5.500%, 12/15/20 – NPFG Insured	No Opt. Call	AA–		2,707,518
1,525	5.500%, 12/15/26 – NPFG Insured	No Opt. Call	AA–		1,743,472

1,220	Sturgeon Bay Waterfront Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Series 2006A, 4.500%, 10/01/21	10/16 at 100.00	N/R		1,257,515

1,305	Sun Prairie Community Development Authority, Wisconsin, Lease Revenue Bonds, Tax Increment District 8, Series 2006, 4.250%, 8/01/25	8/16 at 100.00	A1		1,317,319

1,145	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2010B, 5.250%, 10/01/29	10/20 at 100.00	Baa2		1,150,141

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2004A, 5.250%, 10/01/21	10/14 at 100.00	A1		1,062,100

1,000	Weston Community Development Authority, Wisconsin, Lease Revenue Bonds, Series 2005A, 5.000%, 10/01/21	10/15 at 100.00	A1		1,056,120

380	Winnebago County Housing Authority, Wisconsin, Housing Revenue Bonds, Group Home III Project, Series 1992A, 7.125%, 3/01/22	3/12 at 100.00	N/R		380,350

	Wisconsin Center District, Junior Dedicated Tax Revenue Refunding Bonds, Series 1999:
2,940	5.250%, 12/15/23 – AGM Insured	No Opt. Call	AA–		3,378,586
595	5.250%, 12/15/27 – AGM Insured	No Opt. Call	AA–		676,426

2,000	Wisconsin Center District, Senior Dedicated Tax Revenue Refunding Bonds, Series 2003A, 0.000%, 12/15/28 – AGM Insured	No Opt. Call	AA–		908,420
39,315	Total Tax Obligation/Limited				40,881,541
	U.S. Guaranteed – 2.9% (4)

	Milwaukee Redevelopment Authority, Wisconsin, Lease Revenue Bonds, Public Schools, Series 2003A:
1,300	5.125%, 8/01/21 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3	(4)	1,401,816
1,000	5.125%, 8/01/22 (Pre-refunded 8/01/13) – AMBAC Insured	8/13 at 100.00	Aa3	(4)	1,078,320
2,300	Total U.S. Guaranteed				2,480,136
	Utilities – 6.6%

1,000	Guam Power Authority, Revenue Bonds, Series 1999A, 5.125%, 10/01/29 – NPFG Insured	4/12 at 100.00	Baa1		969,800

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Wisconsin Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Refunding Series 2010DDD, 5.000%, 7/01/22	7/20 at 100.00	A3	$1,073,160

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2003NN, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A3	1,106,160

1,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/24 – FGIC Insured	No Opt. Call	A3	1,101,800

1,265	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010XX, 5.250%, 7/01/40	7/20 at 100.00	A3	1,269,706
5,265	Total Utilities			5,520,626
	Water and Sewer – 2.4%

1,000	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	954,220

1,000	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,037,590
2,000	Total Water and Sewer			1,991,810
$79,190	Total Investments (cost $78,013,623) – 97.5%			81,899,749
	Other Assets Less Liabilities – 2.5%			2,059,287
	Net Assets – 100%			$83,959,036

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

November 30, 2011

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Assets
Investments, at value (cost $178,894,798, $383,412,471 $186,622,915 $228,877,187, $435,146,970 and $78,013,623, respectively)	$186,440,350	$400,673,957	$196,851,026	$237,392,503	$456,344,530	$81,899,749
Cash	4,645,161	12,460,743	2,625,346	—	4,093,764	—
Receivables:
Interest	2,318,802	5,408,935	1,872,449	3,077,408	8,822,278	1,267,607
Investments sold	1,495,000	10,231	15,000	3,823,473	9,023,302	2,036,250
Shares sold	194,070	496,958	133,036	169,714	1,096,125	573,248
Other assets	215	51,434	27,978	18,443	62,957	92
Total assets	195,093,598	419,102,258	201,524,835	244,481,541	479,442,956	85,776,946
Liabilities
Cash overdraft	—	—	—	2,378,602	—	1,138,443
Floating rate obligations	8,285,000	5,650,000	—	2,225,000	—	—
Payables:
Dividends	188,369	461,246	278,214	290,014	603,444	78,311
Investments purchased	881,466	3,042,318	1,882,723	760,804	4,525,207	443,252
Shares redeemed	189,633	426,809	192,792	273,986	494,286	65,798
Accrued expenses:
Management fees	78,406	171,587	84,941	101,758	200,586	36,822
12b-1 distribution and service fees	47,185	90,793	42,441	50,829	88,657	14,036
Other	69,225	190,113	120,011	106,427	253,794	41,248
Total liabilities	9,739,284	10,032,866	2,601,122	6,187,420	6,165,974	1,817,910
Net assets	$185,354,314	$409,069,392	$198,923,713	$238,294,121	$473,276,982	$83,959,036
Class A Shares
Net assets	$131,517,673	$337,999,152	$149,253,070	$197,191,805	$298,006,699	$45,884,921
Shares outstanding	12,360,899	30,957,870	13,178,835	17,943,252	26,518,299	4,331,269
Net asset value per share	$10.64	$10.92	$11.33	$10.99	$11.24	$10.59
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$11.11	$11.40	$11.83	$11.47	$11.73	$11.05
Class B Shares
Net assets	$815,266	$1,955,015	$597,141	$947,361	$2,310,120	$478,570
Shares outstanding	77,333	178,991	52,639	86,131	206,085	45,072
Net asset value and offering price per share	$10.54	$10.92	$11.34	$11.00	$11.21	$10.62
Class C Shares
Net assets	$41,518,666	$56,132,352	$28,618,059	$28,957,690	$62,426,961	$10,112,784
Shares outstanding	3,906,007	5,139,450	2,528,779	2,639,306	5,574,461	953,526
Net asset value and offering price per share	$10.63	$10.92	$11.32	$10.97	$11.20	$10.61
Class I Shares
Net assets	$11,502,709	$12,982,873	$20,455,443	$11,197,265	$110,533,202	$27,482,761
Shares outstanding	1,076,544	1,188,800	1,807,049	1,019,065	9,863,685	2,586,769
Net asset value and offering price per share	$10.68	$10.92	$11.32	$10.99	$11.21	$10.62
Net assets consist of:
Capital paid-in	$177,625,226	$395,828,322	$190,846,058	$229,891,053	$453,205,144	$80,654,965
Undistributed (Over-distribution of) net investment income	488,626	52,461	302,871	1,037,204	2,252,805	151,746
Accumulated net realized gain (loss)	(305,090)	(4,072,877)	(2,453,327)	(1,149,452)	(3,378,527)	(733,801)
Net unrealized appreciation (depreciation)	7,545,552	17,261,486	10,228,111	8,515,316	21,197,560	3,886,126
Net assets	$185,354,314	$409,069,392	$198,923,713	$238,294,121	$473,276,982	$83,959,036
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Operations (Unaudited)

Six Months Ended November 30, 2011

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Investment Income	$4,512,830	$10,172,338	$5,007,982	$6,216,625	$12,299,298	$1,962,883
Expenses
Management fees	462,667	1,040,374	520,279	617,868	1,203,781	209,920
12b-1 service fees – Class A	125,580	337,256	149,002	196,292	295,261	45,435
12b-1 distribution and service fees – Class B	3,967	10,375	3,443	4,916	11,467	2,320
12b-1 distribution and service fees – Class C	147,156	199,339	110,186	105,523	230,163	35,677
Shareholders’ servicing agent fees and expenses	32,780	74,030	48,214	45,737	110,305	14,287
Interest expense on floating rate obligations	27,049	303	—	3,593	—	—
Custodian’s fees and expenses	15,370	32,212	18,509	20,294	36,707	8,724
Trustees’ fees and expenses	2,753	6,409	3,154	3,740	7,468	1,232
Professional fees	11,642	15,821	11,599	12,534	16,988	9,250
Shareholders’ reports – printing and mailing expenses	15,129	27,832	18,912	17,930	38,325	8,995
Federal and state registration fees	3,322	4,132	4,265	4,624	4,294	4,737
Other expenses	2,082	4,555	2,320	2,852	5,337	1,046
Total expenses before custodian fee credit	849,497	1,752,638	889,883	1,035,903	1,960,096	341,623
Custodian fee credit	(818)	(784)	(310)	(253)	(482)	(455)
Net expenses	848,679	1,751,854	889,573	1,035,650	1,959,614	341,168
Net investment income (loss)	3,664,151	8,420,484	4,118,409	5,180,975	10,339,684	1,621,715
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,112,784	281,273	580,268	129,461	1,103,300	(242,943)
Change in unrealized appreciation (depreciation) of investments	3,121,528	7,988,936	3,495,019	5,933,454	8,043,274	2,396,311
Net realized and unrealized gain (loss)	4,234,312	8,270,209	4,075,287	6,062,915	9,146,574	2,153,368
Net increase (decrease) in net assets from operations	$7,898,463	$16,690,693	$8,193,696	$11,243,890	$19,486,258	$3,775,083

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Kansas		Kentucky
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$3,664,151	$7,015,099	$8,420,484	$17,951,668
Net realized gain (loss) from investments	1,112,784	(390,853)	281,273	1,150,771
Change in net unrealized appreciation (depreciation) of investments	3,121,528	(2,096,205)	7,988,936	(8,667,600)
Net increase (decrease) in net assets from operations	7,898,463	4,528,041	16,690,693	10,434,839
Distributions to Shareholders
From net investment income:
Class A	(2,534,591)	(5,015,396)	(7,082,308)	(14,908,075)
Class B	(13,903)	(50,274)	(37,956)	(126,624)
Class C	(691,625)	(1,314,958)	(983,391)	(1,983,317)
Class I	(229,192)	(623,380)	(258,236)	(408,545)
Decrease in net assets from distributions to shareholders	(3,469,311)	(7,004,008)	(8,361,891)	(17,426,561)
Fund Share Transactions
Proceeds from sale of shares	15,452,796	43,211,178	16,829,359	36,846,739
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,317,039	4,589,760	5,434,917	11,126,031
	17,769,835	47,800,938	22,264,276	47,972,770
Cost of shares redeemed	(7,881,352)	(38,447,078)	(21,584,448)	(85,628,061)
Net increase (decrease) in net assets from Fund share transactions	9,888,483	9,353,860	679,828	(37,655,291)
Net increase (decrease) in net assets	14,317,635	6,877,893	9,008,630	(44,647,013)
Net assets at the beginning of period	171,036,679	164,158,786	400,060,762	444,707,775
Net assets at the end of period	$185,354,314	$171,036,679	$409,069,392	$400,060,762
Undistributed (Over-distribution of) net investment income at the end of period	$488,626	$293,786	$52,461	$(6,132)

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (Unaudited) (continued)

	Michigan		Missouri
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$4,118,409	$8,404,132	$5,180,975	$10,342,154
Net realized gain (loss) from investments	580,268	611,209	129,461	447,590
Change in net unrealized appreciation (depreciation) of investments	3,495,019	(2,948,195)	5,933,454	(3,965,953)
Net increase (decrease) in net assets from operations	8,193,696	6,067,146	11,243,890	6,823,791
Distributions to Shareholders
From net investment income:
Class A	(2,979,548)	(6,219,392)	(4,205,426)	(8,455,392)
Class B	(11,774)	(42,077)	(18,271)	(56,348)
Class C	(509,572)	(1,077,189)	(526,096)	(1,056,040)
Class I	(410,531)	(855,791)	(249,139)	(513,123)
Decrease in net assets from distributions to shareholders	(3,911,425)	(8,194,449)	(4,998,932)	(10,080,903)
Fund Share Transactions
Proceeds from sale of shares	8,677,533	25,750,124	21,126,200	33,628,688
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,120,435	4,335,820	3,191,020	6,536,909
	10,797,968	30,085,944	24,317,220	40,165,597
Cost of shares redeemed	(14,218,231)	(41,304,933)	(19,301,405)	(45,479,079)
Net increase (decrease) in net assets from Fund share transactions	(3,420,263)	(11,218,989)	5,015,815	(5,313,482)
Net increase (decrease) in net assets	862,008	(13,346,292)	11,260,773	(8,570,594)
Net assets at the beginning of period	198,061,705	211,407,997	227,033,348	235,603,942
Net assets at the end of period	$198,923,713	$198,061,705	$238,294,121	$227,033,348
Undistributed (Over-distribution of) net investment income at the end of period	$302,871	$95,887	$1,037,204	$855,161

See accompanying notes to financial statements.

64	Nuveen Investments

	Ohio		Wisconsin
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$10,339,684	$21,411,825	$1,621,715	$2,369,774
Net realized gain (loss) from investments	1,103,300	(3,481,898)	(242,943)	(438,486)
Change in net unrealized appreciation (depreciation) of investments	8,043,274	(6,209,949)	2,396,311	(53,257)
Net increase (decrease) in net assets from operations	19,486,258	11,719,978	3,775,083	1,878,031
Distributions to Shareholders
From net investment income:
Class A	(6,172,326)	(13,193,242)	(856,036)	(1,769,900)
Class B	(41,895)	(137,109)	(7,370)	(29,877)
Class C	(1,122,386)	(2,325,318)	(154,602)	(301,821)
Class I	(2,428,359)	(5,073,430)	(477,780)	(220,506)
Decrease in net assets from distributions to shareholders	(9,764,966)	(20,729,099)	(1,495,788)	(2,322,104)
Fund Share Transactions
Proceeds from sale of shares	19,558,839	49,983,840	16,899,501	24,383,081
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,961,332	11,881,711	1,006,020	1,587,318
	25,520,171	61,865,551	17,905,521	25,970,399
Cost of shares redeemed	(27,297,356)	(101,310,911)	(9,215,616)	(16,123,179)
Net increase (decrease) in net assets from Fund share transactions	(1,777,185)	(39,445,360)	8,689,905	9,847,220
Net increase (decrease) in net assets	7,944,107	(48,454,481)	10,969,200	9,403,147
Net assets at the beginning of period	465,332,875	513,787,356	72,989,836	63,586,689
Net assets at the end of period	$473,276,982	$465,332,875	$83,959,036	$72,989,836
Undistributed (Over-distribution of) net investment income at the end of period	$2,252,805	$1,678,087	$151,746	$25,819

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KANSAS
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (1/92)
2012(g)	$10.37	$.22	$.26	$.48	$(.21)	$—	$(.21)	$10.64	4.69%
2011	10.48	.43	(.11)	.32	(.43)	—	(.43)	10.37	3.10
2010	10.03	.44	.44	.88	(.43)	—	(.43)	10.48	8.67
2009	10.23	.43	(.20)	.23	(.43)	—	(.43)	10.03	2.62
2008	10.40	.43	(.16)	.27	(.42)	(.02)	(.44)	10.23	2.70
2007	10.38	.42	.01	.43	(.41)	—	(.41)	10.40	4.22
Class B (2/97)
2012(g)	10.28	.18	.25	.43	(.17)	—	(.17)	10.54	4.25
2011	10.39	.34	(.10)	.24	(.35)	—	(.35)	10.28	2.35
2010	9.94	.36	.44	.80	(.35)	—	(.35)	10.39	7.92
2009	10.14	.35	(.20)	.15	(.35)	—	(.35)	9.94	1.82
2008	10.31	.35	(.16)	.19	(.34)	(.02)	(.36)	10.14	1.95
2007	10.30	.34	.01	.35	(.34)	—	(.34)	10.31	3.38
Class C (2/97)
2012(g)	10.36	.20	.26	.46	(.19)	—	(.19)	10.63	4.43
2011	10.48	.37	(.12)	.25	(.37)	—	(.37)	10.36	2.47
2010	10.03	.38	.44	.82	(.37)	—	(.37)	10.48	8.10
2009	10.23	.38	(.21)	.17	(.37)	—	(.37)	10.03	2.05
2008	10.40	.37	(.15)	.22	(.37)	(.02)	(.39)	10.23	2.17
2007	10.38	.37	.01	.38	(.36)	—	(.36)	10.40	3.69
Class I (2/97)(f)
2012(g)	10.42	.24	.25	.49	(.23)	—	(.23)	10.68	4.69
2011	10.53	.45	(.11)	.34	(.45)	—	(.45)	10.42	3.32
2010	10.07	.46	.45	.91	(.45)	—	(.45)	10.53	8.96
2009	10.27	.45	(.20)	.25	(.45)	—	(.45)	10.07	2.82
2008	10.45	.45	(.16)	.29	(.45)	(.02)	(.47)	10.27	2.83
2007	10.42	.45	.02	.47	(.44)	—	(.44)	10.45	4.54

66	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$131,518	.85	%*	.82	%*	4.26	%*	15%
122,629	.83		.82		4.12		16
120,162	.84		.84		4.27		18
110,130	.85		.85		4.38		13
94,259	.87		.87		4.12		16
97,477	.85		.85		4.03		22

815	1.60	*	1.57	*	3.52	*	15
895	1.58		1.57		3.35		16
2,089	1.59		1.59		3.53		18
3,389	1.60		1.60		3.62		13
4,721	1.62		1.62		3.37		16
5,840	1.61		1.61		3.28		22

41,519	1.40	*	1.37	*	3.71	*	15
36,864	1.38		1.37		3.58		16
33,948	1.39		1.39		3.71		18
25,570	1.40		1.40		3.83		13
21,090	1.42		1.42		3.57		16
21,767	1.40		1.40		3.48		22

11,503	.65	*	.62	*	4.47	*	15
10,648	.63		.62		4.29		16
7,960	.64		.64		4.47		18
5,069	.65		.65		4.58		13
4,293	.67		.67		4.31		16
3,264	.65		.65		4.23		22

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

KENTUCKY
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (5/87)
2012(g)	$10.69	$.23	$.23	$.46	$(.23)	$—	$(.23)	$10.92	4.32%
2011	10.85	.46	(.18)	.28	(.44)	—	(.44)	10.69	2.68
2010	10.39	.44	.46	.90	(.44)	— *	(.44)	10.85	8.81
2009	10.78	.44	(.32)	.12	(.44)	(.07)	(.51)	10.39	1.33
2008	10.96	.44	(.16)	.28	(.44)	(.02)	(.46)	10.78	2.63
2007	10.96	.44	.03	.47	(.45)	(.02)	(.47)	10.96	4.35
Class B (2/97)
2012(g)	10.70	.19	.22	.41	(.19)	—	(.19)	10.92	3.84
2011	10.85	.38	(.16)	.22	(.37)	—	(.37)	10.70	2.03
2010	10.40	.36	.45	.81	(.36)	— *	(.36)	10.85	7.91
2009	10.79	.36	(.32)	.04	(.36)	(.07)	(.43)	10.40	.56
2008	10.97	.36	(.17)	.19	(.35)	(.02)	(.37)	10.79	1.85
2007	10.97	.36	.03	.39	(.37)	(.02)	(.39)	10.97	3.56
Class C (10/93)
2012(g)	10.70	.20	.22	.42	(.20)	—	(.20)	10.92	3.96
2011	10.85	.40	(.16)	.24	(.39)	—	(.39)	10.70	2.22
2010	10.39	.38	.46	.84	(.38)	— *	(.38)	10.85	8.20
2009	10.79	.38	(.33)	.05	(.38)	(.07)	(.45)	10.39	.64
2008	10.96	.38	(.15)	.23	(.38)	(.02)	(.40)	10.79	2.15
2007	10.96	.38	.02	.40	(.38)	(.02)	(.40)	10.96	3.73
Class I (2/97)(f)
2012(g)	10.70	.24	.22	.46	(.24)	—	(.24)	10.92	4.33
2011	10.85	.48	(.16)	.32	(.47)	—	(.47)	10.70	3.01
2010	10.39	.47	.45	.92	(.46)	— *	(.46)	10.85	9.00
2009	10.79	.46	(.33)	.13	(.46)	(.07)	(.53)	10.39	1.41
2008	10.96	.46	(.15)	.31	(.46)	(.02)	(.48)	10.79	2.90
2007	10.96	.47	.02	.49	(.47)	(.02)	(.49)	10.96	4.52

68	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$337,999	.80	%**	.80	%**	4.24	%**	9%
334,809	.80		.80		4.26		7
376,621	.81		.81		4.15		9
346,849	.85		.82		4.28		19
362,734	.89		.83		4.04		8
392,262	.90		.82		4.00		9

1,955	1.55	**	1.55	**	3.49	**	9
2,465	1.55		1.55		3.49		7
5,119	1.56		1.56		3.40		9
7,289	1.60		1.57		3.52		19
9,685	1.64		1.58		3.29		8
13,466	1.65		1.57		3.26		9

56,132	1.35	**	1.35	**	3.68	**	9
51,820	1.35		1.35		3.71		7
55,515	1.36		1.36		3.59		9
47,428	1.40		1.37		3.73		19
46,588	1.44		1.38		3.49		8
46,650	1.45		1.37		3.45		9

12,983	.60	**	.60	**	4.42	**	9
10,967	.60		.60		4.46		7
7,453	.61		.61		4.35		9
3,394	.65		.62		4.48		19
2,891	.69		.63		4.24		8
3,069	.70		.62		4.20		9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended November 30, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MICHIGAN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2012(g)	$11.08	$.24	$.24	$.48	$(.23)	$—	$(.23)	$11.33	4.32%
2011	11.19	.47	(.12)	.35	(.46)	—	(.46)	11.08	3.16
2010	10.83	.46	.36	.82	(.46)	—	(.46)	11.19	7.73
2009	11.15	.47	(.32)	.15	(.46)	(.01)	(.47)	10.83	1.59
2008	11.41	.47	(.23)	.24	(.47)	(.03)	(.50)	11.15	2.17
2007	11.45	.47	.07	.54	(.48)	(.10)	(.58)	11.41	4.70
Class B (2/97)
2012(g)	11.10	.20	.22	.42	(.18)	—	(.18)	11.34	3.83
2011	11.21	.38	(.12)	.26	(.37)	—	(.37)	11.10	2.41
2010	10.86	.38	.35	.73	(.38)	—	(.38)	11.21	6.86
2009	11.17	.40	(.32)	.08	(.38)	(.01)	(.39)	10.86	.94
2008	11.43	.38	(.22)	.16	(.39)	(.03)	(.42)	11.17	1.41
2007	11.48	.39	.05	.44	(.39)	(.10)	(.49)	11.43	3.85
Class C (6/93)
2012(g)	11.08	.21	.23	.44	(.20)	—	(.20)	11.32	3.95
2011	11.18	.41	(.11)	.30	(.40)	—	(.40)	11.08	2.70
2010	10.83	.40	.35	.75	(.40)	—	(.40)	11.18	7.05
2009	11.15	.42	(.33)	.09	(.40)	(.01)	(.41)	10.83	1.04
2008	11.40	.41	(.23)	.18	(.40)	(.03)	(.43)	11.15	1.67
2007	11.44	.41	.06	.47	(.41)	(.10)	(.51)	11.40	4.11
Class I (2/97)(f)
2012(g)	11.08	.25	.22	.47	(.23)	—	(.23)	11.32	4.31
2011	11.18	.49	(.11)	.38	(.48)	—	(.48)	11.08	3.46
2010	10.83	.48	.36	.84	(.49)	—	(.49)	11.18	7.87
2009	11.15	.50	(.32)	.18	(.49)	(.01)	(.50)	10.83	1.82
2008	11.41	.49	(.23)	.26	(.49)	(.03)	(.52)	11.15	2.39
2007	11.45	.50	.06	.56	(.50)	(.10)	(.60)	11.41	4.92

70	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)

Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income		Portfolio Turnover Rate

$149,253	.83	%*	.83	%*	4.21	%*	7%
148,020	.84		.84		4.22		6
159,191	.85		.85		4.18		11
151,852	.86		.86		4.45		9
159,696	.86		.85		4.14		14
169,395	.91		.84		4.09		12

597	1.58	*	1.58	*	3.48	*	7
964	1.59		1.59		3.47		6
1,674	1.60		1.60		3.44		11
2,858	1.61		1.61		3.70		9
4,080	1.61		1.60		3.40		14
4,845	1.67		1.60		3.35		12

28,618	1.38	*	1.38	*	3.66	*	7
29,681	1.39		1.39		3.67		6
30,655	1.40		1.40		3.63		11
32,068	1.41		1.41		3.90		9
35,814	1.41		1.40		3.59		14
37,779	1.46		1.39		3.54		12

20,455	.63	*	.63	*	4.41	*	7
19,397	.64		.64		4.42		6
19,888	.65		.65		4.38		11
18,297	.66		.66		4.65		9
19,100	.66		.65		4.34		14
20,351	.71		.64		4.29		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MISSOURI
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (8/87)
2012(g)	$10.70	$.24	$.28	$.52	$(.23)	$—	$(.23)	$10.99	4.93%
2011	10.82	.48	(.13)	.35	(.47)	—	(.47)	10.70	3.30
2010	10.14	.48	.66	1.14	(.46)	—	(.46)	10.82	11.49
2009	10.73	.47	(.56)	(.09)	(.45)	(.05)	(.50)	10.14	(.52)
2008	11.03	.45	(.28)	.17	(.45)	(.02)	(.47)	10.73	1.59
2007	10.98	.46	.05	.51	(.45)	(.01)	(.46)	11.03	4.66
Class B (2/97)
2012(g)	10.71	.20	.28	.48	(.19)	—	(.19)	11.00	4.53
2011	10.83	.40	(.13)	.27	(.39)	—	(.39)	10.71	2.55
2010	10.15	.40	.67	1.07	(.39)	—	(.39)	10.83	10.69
2009	10.74	.39	(.55)	(.16)	(.38)	(.05)	(.43)	10.15	(1.26)
2008	11.04	.37	(.28)	.09	(.37)	(.02)	(.39)	10.74	.81
2007	10.99	.38	.05	.43	(.37)	(.01)	(.38)	11.04	3.87
Class C (2/94)
2012(g)	10.68	.21	.28	.49	(.20)	—	(.20)	10.97	4.65
2011	10.80	.42	(.13)	.29	(.41)	—	(.41)	10.68	2.74
2010	10.13	.42	.66	1.08	(.41)	—	(.41)	10.80	10.83
2009	10.72	.41	(.55)	(.14)	(.40)	(.05)	(.45)	10.13	(1.06)
2008	11.02	.39	(.28)	.11	(.39)	(.02)	(.41)	10.72	1.03
2007	10.97	.40	.05	.45	(.39)	(.01)	(.40)	11.02	4.10
Class I (2/97)(f)
2012(g)	10.70	.25	.28	.53	(.24)	—	(.24)	10.99	5.02
2011	10.82	.50	(.13)	.37	(.49)	—	(.49)	10.70	3.52
2010	10.14	.50	.67	1.17	(.49)	—	(.49)	10.82	11.74
2009	10.73	.49	(.55)	(.06)	(.48)	(.05)	(.53)	10.14	(.29)
2008	11.03	.47	(.28)	.19	(.47)	(.02)	(.49)	10.73	1.81
2007	10.99	.48	.04	.52	(.47)	(.01)	(.48)	11.03	4.79

72	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$197,192	.81	%*	.81	%*	4.44	%*	6%
187,844	.82		.82		4.48		6
196,974	.83		.83		4.52		6
183,868	.86		.84		4.68		12
195,691	.87		.84		4.16		14
227,412	.88		.84		4.13		16

947	1.56	*	1.56	*	3.69	*	6
1,117	1.57		1.57		3.71		6
2,439	1.58		1.58		3.79		6
3,533	1.61		1.59		3.90		12
5,785	1.62		1.59		3.41		14
7,351	1.63		1.59		3.38		16

28,958	1.36	*	1.36	*	3.88	*	6
26,958	1.37		1.37		3.93		6
26,957	1.38		1.38		3.97		6
22,120	1.41		1.39		4.13		12
21,541	1.42		1.39		3.61		14
21,263	1.43		1.39		3.58		16

11,197	.61	*	.61	*	4.65	*	6
11,115	.62		.62		4.67		6
9,235	.63		.63		4.72		6
6,224	.67		.65		4.90		12
2,657	.68		.65		4.36		14
2,169	.68		.64		4.31		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	73

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

OHIO
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/85)
2012(g)	$11.01	$.25	$.21	$.46	$(.23)	$—	$(.23)	$11.24	4.24%
2011	11.18	.48	(.18)	.30	(.47)	—	(.47)	11.01	2.75
2010	10.77	.48	.39	.87	(.46)	—	(.46)	11.18	8.18
2009	10.99	.47	(.19)	.28	(.46)	(.04)	(.50)	10.77	2.75
2008	11.25	.46	(.19)	.27	(.46)	(.07)	(.53)	10.99	2.47
2007	11.27	.47	.01	.48	(.47)	(.03)	(.50)	11.25	4.30
Class B (2/97)
2012(g)	10.98	.21	.21	.42	(.19)	—	(.19)	11.21	3.87
2011	11.16	.40	(.19)	.21	(.39)	—	(.39)	10.98	1.90
2010	10.75	.39	.40	.79	(.38)	—	(.38)	11.16	7.41
2009	10.97	.39	(.19)	.20	(.38)	(.04)	(.42)	10.75	1.97
2008	11.24	.38	(.21)	.17	(.37)	(.07)	(.44)	10.97	1.61
2007	11.25	.38	.02	.40	(.38)	(.03)	(.41)	11.24	3.64
Class C (8/93)
2012(g)	10.97	.22	.21	.43	(.20)	—	(.20)	11.20	3.98
2011	11.15	.42	(.19)	.23	(.41)	—	(.41)	10.97	2.11
2010	10.74	.42	.39	.81	(.40)	—	(.40)	11.15	7.62
2009	10.96	.41	(.19)	.22	(.40)	(.04)	(.44)	10.74	2.19
2008	11.22	.40	(.19)	.21	(.40)	(.07)	(.47)	10.96	1.93
2007	11.24	.40	.02	.42	(.41)	(.03)	(.44)	11.22	3.77
Class I (2/97)(f)
2012(g)	10.98	.26	.22	.48	(.25)	—	(.25)	11.21	4.36
2011	11.15	.51	(.19)	.32	(.49)	—	(.49)	10.98	2.98
2010	10.75	.50	.38	.88	(.48)	—	(.48)	11.15	8.33
2009	10.97	.49	(.19)	.30	(.48)	(.04)	(.52)	10.75	2.99
2008	11.24	.49	(.21)	.28	(.48)	(.07)	(.55)	10.97	2.60
2007	11.25	.49	.02	.51	(.49)	(.03)	(.52)	11.24	4.53

74	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$298,007	.81	%*	.81	%*	4.44	%*	4%
292,694	.82		.82		4.40		10
330,410	.82		.82		4.33		10
321,253	.84		.84		4.40		9
338,770	.93		.84		4.16		20
346,298	.98		.83		4.11		10

2,310	1.56	*	1.56	*	3.69	*	4
2,821	1.57		1.57		3.64		10
5,034	1.58		1.58		3.58		10
7,790	1.58		1.58		3.64		9
11,577	1.67		1.58		3.42		20
16,125	1.73		1.58		3.36		10

62,427	1.36	*	1.36	*	3.89	*	4
60,016	1.37		1.37		3.85		10
63,181	1.37		1.37		3.78		10
52,693	1.39		1.39		3.85		9
50,642	1.48		1.39		3.61		20
49,084	1.53		1.38		3.56		10

110,533	.61	*	.61	*	4.64	*	4
109,802	.62		.62		4.60		10
115,162	.62		.62		4.54		10
109,553	.64		.64		4.60		9
116,718	.73		.64		4.36		20
125,050	.78		.63		4.31		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive an expense reimbursement from the Adviser during the periods presented herein.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	75

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

WISCONSIN
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/94)
2012(g)	$10.28	$.21	$.30	$.51	$(.20)	$—	$(.20)	$10.59	4.97%
2011	10.39	.39	(.12)	.27	(.38)	—	(.38)	10.28	2.71
2010	9.95	.38	.44	.82	(.38)	—	(.38)	10.39	8.42
2009	10.09	.39	(.14)	.25	(.38)	(.01)	(.39)	9.95	2.61
2008	10.24	.38	(.13)	.25	(.38)	(.02)	(.40)	10.09	2.51
2007	10.20	.39	.06	.45	(.39)	(.02)	(.41)	10.24	4.46
Class B (2/97)
2012(g)	10.31	.18	.29	.47	(.16)	—	(.16)	10.62	4.57
2011	10.41	.31	(.10)	.21	(.31)	—	(.31)	10.31	2.05
2010	9.97	.31	.44	.75	(.31)	—	(.31)	10.41	7.64
2009	10.12	.32	(.16)	.16	(.30)	(.01)	(.31)	9.97	1.74
2008	10.26	.30	(.11)	.19	(.31)	(.02)	(.33)	10.12	1.82
2007	10.22	.32	.05	.37	(.31)	(.02)	(.33)	10.26	3.67
Class C (2/97)
2012(g)	10.30	.19	.29	.48	(.17)	—	(.17)	10.61	4.70
2011	10.41	.33	(.11)	.22	(.33)	—	(.33)	10.30	2.17
2010	9.96	.33	.45	.78	(.33)	—	(.33)	10.41	7.94
2009	10.11	.34	(.16)	.18	(.32)	(.01)	(.33)	9.96	1.93
2008	10.26	.32	(.12)	.20	(.33)	(.02)	(.35)	10.11	1.96
2007	10.23	.34	.05	.39	(.34)	(.02)	(.36)	10.26	3.91
Class I (2/97)(f)
2012(g)	10.31	.22	.30	.52	(.21)	—	(.21)	10.62	5.07
2011	10.42	.42	(.12)	.30	(.41)	—	(.41)	10.31	2.92
2010	9.97	.40	.46	.86	(.41)	—	(.41)	10.42	8.73
2009	10.12	.41	(.15)	.26	(.40)	(.01)	(.41)	9.97	2.72
2008	10.28	.40	(.13)	.27	(.41)	(.02)	(.43)	10.12	2.64
2007	10.25	.42	.04	.46	(.41)	(.02)	(.43)	10.28	4.59

76	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$45,885	.85	%*	.85	%*	4.09	%*	8%
45,101	.87		.87		3.81		14
50,270	.90		.90		3.75		6
46,933	.89		.89		4.02		12
50,640	.88		.88		3.72		3
42,279	.90		.90		3.78		10

479	1.60	*	1.60	*	3.34	*	8
548	1.62		1.62		2.99		14
1,383	1.65		1.65		3.00		6
1,598	1.63		1.63		3.27		12
2,174	1.63		1.63		2.98		3
2,464	1.65		1.65		3.04		10

10,113	1.40	*	1.40	*	3.54	*	8
9,105	1.42		1.42		3.26		14
9,329	1.45		1.45		3.19		6
6,907	1.44		1.44		3.46		12
6,512	1.43		1.43		3.17		3
5,975	1.45		1.45		3.24		10

27,483	.65	*	.65	*	4.27	*	8
18,236	.67		.67		4.14		14
2,605	.70		.70		3.94		6
1,573	.69		.69		4.20		12
1,506	.68		.68		3.92		3
1,031	.69		.69		3.97		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	77

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust IV (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Kansas Municipal Bond Fund (“Kansas”), Nuveen Kentucky Municipal Bond Fund (“Kentucky”), Nuveen Michigan Municipal Bond Fund (“Michigan”), Nuveen Missouri Municipal Bond Fund (“Missouri”), Nuveen Ohio Municipal Bond Fund (“Ohio”) and Nuveen Wisconsin Municipal Bond Fund (“Wisconsin”) (each a “Fund” and collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal investment strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3, depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the

78	Nuveen Investments

when-issued/delayed delivery purchase commitments. At November 30, 2011, Kansas, Kentucky, Michigan, Missouri, Ohio and Wisconsin had outstanding when-issued/delayed delivery purchase commitments of $881,466, $3,042,318, $1,882,723, $760,804, $4,525,207 and $443,252, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes the accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended November 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At November 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Maximum exposure to Recourse Trusts	$—	$15,000,000	$3,150,000	$—	$4,830,000	$3,000,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended November 30, 2011, were as follows:

	Kansas	Kentucky	Missouri
Average floating rate obligations outstanding	$8,285,000	$432,240	$2,225,000
Average annual interest rate and fees	0.65%	0.14%	0.32%

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did make any such investments during the six months ended November 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

80	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2011:

Kansas	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$186,440,350	$—	$186,440,350

Kentucky	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$400,673,957	$—	$400,673,957

Michigan	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$196,851,026	$—	$196,851,026

Missouri	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$237,392,503	$—	$237,392,503

Ohio	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$456,344,530	$—	$456,344,530

Wisconsin	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$81,899,749	$—	$81,899,749

During the six months ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2, or Level 3.

Nuveen Investments	81

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Kansas
	Six Months Ended 11/30/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	840,943	$8,911,260	2,026,005	$20,846,927
Class A – automatic conversion of Class B Shares	2,523	26,730	104,767	1,065,637
Class B	2,191	23,086	154	1,574
Class C	479,560	5,056,089	872,186	8,999,803
Class I	135,205	1,435,631	380,264	3,951,892
Shares issued to shareholders due to reinvestment of distributions:
Class A	167,363	1,765,997	307,709	3,176,573
Class B	1,172	12,259	4,935	50,454
Class C	41,796	440,657	59,078	609,795
Class I	9,262	98,126	7,068	73,469
	1,680,015	17,769,835	3,762,166	38,776,124
Shares redeemed:
Class A	(472,005)	(4,979,995)	(1,954,728)	(20,179,093)
Class B	(10,559)	(109,734)	(39,251)	(402,761)
Class B – automatic conversion to Class A Shares	(2,546)	(26,730)	(105,648)	(1,065,637)
Class C	(171,935)	(1,814,458)	(240,624)	(2,469,610)
Class I	(90,098)	(950,435)	(134,586)	(1,404,597)
	(747,143)	(7,881,352)	(2,474,837)	(25,521,698)
Net increase (decrease)	932,872	$9,888,483	1,287,329	$13,254,426

	Kentucky
	Six Months Ended 11/30/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	876,712	$9,522,738	3,678,376	$39,167,939
Class A – automatic conversion of Class B Shares	30,147	327,283	114,192	1,206,295
Class B	235	2,552	1,107	11,793
Class C	407,151	4,438,013	1,049,131	11,186,099
Class I	232,987	2,538,773	491,107	5,233,271
Shares issued to shareholders due to reinvestment of distributions:
Class A	424,874	4,613,979	884,711	9,425,452
Class B	2,484	26,973	13,904	148,035
Class C	61,414	667,123	112,243	1,197,406
Class I	11,674	126,842	12,087	128,912
	2,047,678	22,264,276	6,356,858	67,705,202
Shares redeemed:
Class A	(1,681,779)	(18,261,015)	(3,345,532)	(35,665,723)
Class B	(23,947)	(258,772)	(130,320)	(1,381,135)
Class B – automatic conversion to Class A Shares	(30,140)	(327,283)	(114,089)	(1,206,295)
Class C	(171,896)	(1,862,870)	(610,033)	(6,518,284)
Class I	(80,973)	(874,508)	(143,157)	(1,533,097)
	(1,988,735)	(21,584,448)	(4,343,131)	(46,304,534)
Net increase (decrease)	58,943	$679,828	2,013,727	$21,400,668

82	Nuveen Investments

	Michigan
	Six Months Ended 11/30/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	463,525	$5,220,129	1,900,264	$20,886,100
Class A – automatic conversion of Class B Shares	17,858	201,077	40,054	440,513
Class B	134	1,521	1,049	11,593
Class C	119,150	1,342,951	208,969	2,308,164
Class I	169,692	1,911,855	281,261	3,108,903
Shares issued to shareholders due to reinvestment of distributions:
Class A	144,431	1,626,075	301,719	3,334,460
Class B	531	5,981	3,394	37,534
Class C	19,581	220,282	43,982	485,462
Class I	23,830	268,097	52,606	580,749
	958,732	10,797,968	2,833,298	31,193,478
Shares redeemed:
Class A	(802,039)	(9,025,965)	(2,031,569)	(22,386,204)
Class B	(17,029)	(190,907)	(78,334)	(860,265)
Class B – automatic conversion to Class A Shares	(17,839)	(201,077)	(39,984)	(440,513)
Class C	(289,666)	(3,254,684)	(473,164)	(5,224,286)
Class I	(137,626)	(1,545,598)	(244,991)	(2,686,709)
	(1,264,199)	(14,218,231)	(2,868,042)	(31,597,977)
Net increase (decrease)	(305,467)	$(3,420,263)	(34,744)	$(404,499)

	Missouri
	Six Months Ended 11/30/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,604,295	$17,487,095	1,952,862	$20,514,904
Class A – automatic conversion of Class B Shares	4,754	52,243	60,008	618,898
Class B	58	642	255	2,684
Class C	197,323	2,148,305	549,534	5,792,558
Class I	131,260	1,437,915	550,833	5,820,396
Shares issued to shareholders due to reinvestment of distributions:
Class A	253,945	2,774,435	523,836	5,537,509
Class B	1,437	15,708	8,040	84,837
Class C	25,998	283,552	46,275	488,840
Class I	10,747	117,325	15,276	162,158
	2,229,817	24,317,220	3,706,919	39,022,784
Shares redeemed:
Class A	(1,476,586)	(16,145,347)	(2,465,200)	(25,963,148)
Class B	(14,934)	(162,912)	(71,193)	(753,280)
Class B – automatic conversion to Class A Shares	(4,749)	(52,243)	(59,941)	(618,898)
Class C	(107,671)	(1,173,546)	(284,446)	(3,010,707)
Class I	(162,150)	(1,767,357)	(326,257)	(3,501,482)
	(1,766,090)	(19,301,405)	(3,207,037)	(33,847,515)
Net increase (decrease)	463,727	$5,015,815	499,882	$5,175,269

Nuveen Investments	83

Notes to Financial Statements (Unaudited) (continued)

	Ohio
	Six Months Ended 11/30/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,215,602	$13,625,957	3,180,557	$35,049,801
Class A – automatic conversion of Class B Shares	13,447	149,070	107,172	1,166,811
Class B	208	2,306	10,767	119,467
Class C	275,037	3,069,816	1,086,092	11,964,329
Class I	243,284	2,711,690	857,129	9,454,875
Shares issued to shareholders due to reinvestment of distributions:
Class A	317,250	3,553,064	638,885	7,053,510
Class B	2,777	31,018	9,698	106,715
Class C	55,758	622,208	92,605	1,020,041
Class I	157,164	1,755,042	322,714	3,552,277
	2,280,527	25,520,171	6,305,619	69,487,826
Shares redeemed:
Class A	(1,622,441)	(18,152,428)	(4,199,181)	(46,455,561)
Class B	(40,296)	(445,980)	(186,295)	(2,057,515)
Class B – automatic conversion to Class A Shares	(13,473)	(149,070)	(107,349)	(1,166,811)
Class C	(227,696)	(2,536,244)	(416,485)	(4,588,505)
Class I	(540,513)	(6,013,634)	(1,047,215)	(11,604,015)
	(2,444,419)	(27,297,356)	(5,956,525)	(65,872,407)
Net increase (decrease)	(163,892)	$(1,777,185)	349,094	$3,615,419

	Wisconsin
	Six Months Ended 11/30/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	267,860	$2,825,501	676,723	$6,923,390
Class A – automatic conversion of Class B Shares	362	3,835	13,716	140,261
Class B	13	140	27	271
Class C	120,854	1,272,813	272,344	2,784,082
Class I	1,213,614	12,797,212	98,184	1,007,272
Shares issued to shareholders due to reinvestment of distributions:
Class A	59,635	626,754	119,178	1,216,425
Class B	658	6,935	2,894	29,588
Class C	10,940	115,161	19,128	195,662
Class I	24,380	257,170	5,839	59,760
	1,698,316	17,905,521	1,208,033	12,356,711
Shares redeemed:
Class A	(382,663)	(4,017,048)	(689,079)	(7,000,692)
Class B	(8,421)	(87,583)	(16,610)	(166,649)
Class B – automatic conversion to Class A Shares	(361)	(3,835)	(13,689)	(140,261)
Class C	(62,557)	(654,686)	(88,104)	(906,320)
Class I	(419,596)	(4,452,464)	(11,635)	(120,143)
	(873,598)	(9,215,616)	(819,117)	(8,334,065)
Net increase (decrease)	824,718	$8,689,905	388,916	$4,022,646

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2011, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Purchases	$31,932,595	$35,421,603	$13,516,023	$17,550,680	$18,450,202	$13,668,939
Sales and maturities	26,535,283	40,714,715	18,511,440	13,921,317	26,838,694	5,819,140

84	Nuveen Investments

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments as determined on a federal income tax basis, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Cost of investments	$170,324,982	$377,712,704	$186,462,412	$226,260,528	$434,860,829	$77,980,887
Gross unrealized:
Appreciation	$8,712,765	$18,728,546	$10,971,091	$12,733,162	$23,441,697	$4,071,455
Depreciation	(882,402)	(1,417,202)	(582,477)	(3,825,980)	(1,957,996)	(152,593)
Net unrealized appreciation (depreciation) of investments	$7,830,363	$17,311,344	$10,388,614	$8,907,182	$21,483,701	$3,918,862

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ last tax year end, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Capital paid-in	$10,934	$—	$1,054	$—	$(171)	$152
Undistributed (Over-distribution of) net investment income	(20,695)	(6,663)	(1,240)	(24)	(125,675)	(247)
Accumulated net realized gain (loss)	9,761	6,663	186	24	125,846	95

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ last tax year end, were as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Undistributed net tax-exempt income*	$660,912	$1,451,594	$573,133	$1,348,399	$2,832,895	$228,084
Undistributed net ordinary income**	7,353	—	10,626	—	110,741	608
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Distributions from net tax-exempt income	$6,971,310	$17,493,087	$8,250,957	$10,102,147	$20,457,840	$2,289,195
Distributions from net ordinary income**	—	—	—	—	373,843	—
Distributions from net long-term capital gains	—	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2011, the Funds’ last tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Expiration:
May 31, 2017	$760,902	$—	$—	$615,557	$—	$—
May 31, 2018	193,761	4,354,150	3,035,189	663,355	1,122,034	40,757
May 31, 2019	—	—	—	—	2,421,767	—
Total	$954,663	$4,354,150	$3,035,189	$1,278,912	$3,543,801	$40,757

During the Funds’ last tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Kansas	Kentucky	Michigan	Missouri	Wisconsin
Utilized capital loss carryforwards	$20,757	$1,124,891	$611,395	$447,614	$11,799

Nuveen Investments	85

Notes to Financial Statements (Unaudited) (continued)

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Kansas	Ohio	Wisconsin
Post-October capital losses	$508,405	$934,286	$450,190

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2011, the complex-level fee rate for each of these Funds was ..1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees or reimburse expenses of Ohio so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed .75% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

86	Nuveen Investments

During the six months ended November 30, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Sales charges collected	$220,780	$212,978	$68,904	$206,159	$177,417	$42,103
Paid to financial intermediaries	191,636	182,905	60,668	177,940	153,714	36,610

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
Commission advances	$62,717	$44,416	$18,541	$27,780	$54,253	$11,636

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
12b-1 fees retained	$25,662	$28,748	$10,993	$19,408	$31,251	$9,590

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2011, as follows:

	Kansas	Kentucky	Michigan	Missouri	Ohio	Wisconsin
CDSC retained	$9,546	$640	$1,082	$799	$2,271	$621

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	87

Notes

88	Nuveen Investments

Notes

Nuveen Investments	89

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Michigan Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Michigan Municipal Debt Funds Classification. The Lipper Michigan Municipal Debt Funds Classification Average contained 20, 20, 18 and 14 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Ohio Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Ohio Municipal Debt Funds Classification. The Lipper Ohio Municipal Debt Funds Classification Average contained 37, 37, 33 and 25 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Other States Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Funds Classification. The Lipper Other States Municipal Debt Funds Classification Average contained 144, 139, 126 and 126 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Kansas Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kansas municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Kentucky Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Kentucky municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Michigan Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Michigan municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Missouri Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Missouri municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Ohio Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Ohio municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Wisconsin Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Wisconsin municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

90	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	91

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333
W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS6-1111D

Item 2. Code of Ethics.

Not applicable to this filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this registrant.

Item 6. Schedule of Investments.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Multistate Trust IV

By	(Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy Vice President and Secretary

Date February 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman Chief Administrative Officer (principal executive officer)

Date February 6, 2012

By	(Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy Vice President and Controller (principal financial officer)

Date February 6, 2012